GENERAL GOVERNMENT SECURITIES MONEY MARKET FUND

(Class/Ticker: A/GGSXX, B/GSBXX)

GENERAL MONEY MARKET FUND, INC.

(Class/Ticker: A/GMMXX, B/GMBXX)

GENERAL TREASURY PRIME MONEY MARKET FUND

(Class/Ticker: A/GTAXX, B/GTBXX)

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

(Class/Ticker: A/GCAXX, B/GENXX)

GENERAL MUNICIPAL MONEY MARKET FUND

(Class/Ticker: A/GTMXX, B/GBMXX)

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

(Class/Ticker: A/GNMXX, B/GNYXX)

STATEMENT OF ADDITIONAL INFORMATION

APRIL 1, 2011

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus for Class A or Class B shares of General Government Securities Money Market Fund (the "Government Money Fund"), General Money Market Fund, Inc. (the "Money Fund"), General Treasury Prime Money Market Fund (the "Treasury Money Fund"), General California Municipal Money Market Fund (the "California Municipal Fund"), General Municipal Money Market Fund (the "National Municipal Fund") and General New York Municipal Money Market Fund (the "New York Municipal Fund") (each, a "Fund" and collectively, the "Funds"), dated April 1, 2011, as the Prospectus may be revised from time to time.  To obtain a copy of the Prospectus for Class A or Class B shares of a Fund, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

                                    Call Toll Free 1-800-645-6561

                                    In New York City -- Call 1-718-895-1396

                                    Outside the U.S. -- Call 516-794-5452

            The most recent Annual and Semi-Annual Report to Shareholders of each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.  When requesting a copy of this Statement of Additional Information, you will receive the report(s) for the Fund(s) in which you are a shareholder.

Each Fund is a separate investment portfolio with operations and results that are unrelated to those of each other Fund.  The Government Money Fund and the Treasury Money Fund are separate series of General Government Securities Money Market Funds, Inc. (the "Government Company").  The National Municipal Fund is a series of General Municipal Money Market Funds, Inc. (the "Municipal Company").  This combined Statement of Additional Information has been provided for your convenience to provide you with the opportunity to consider six investment choices in one document.

DESCRIPTION OF THE FUNDS

            Each of the Government Company, the Money Fund and the Municipal Company is a Maryland corporation formed on April 8, 1982, April 8, 1982 and May 15, 1981, respectively.  Each of the California Municipal Fund and the New York Municipal Fund is a Massachusetts business trust that commenced operations on March 10, 1987 and December 2, 1986, respectively.

            Each Fund is an open-end management investment company, known as a money market mutual fund.  Each of the Government Money Fund, the Money Fund, the Treasury Money Fund and the National Municipal Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).  Each other Fund is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

            The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's investment adviser.

            MBSC Securities Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

            The following information supplements and should be read in conjunction with the Funds' Prospectus.

            U.S. Government Securities.  (Government Money Fund, Money Fund and Treasury Money Fund)  The Treasury Money Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in U.S. Treasury securities.  The Government Money Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes), and the Money Fund may invest, in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  U.S. Government securities include Treasury securities that differ in their interest rates, maturities and times of issuance.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

            Repurchase Agreements.  (Government Money Fund and Money Fund)  Each of these Funds may enter into repurchase agreements.  In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price.  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The Fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by such Fund under a repurchase agreement.  In connection with its third-party repurchase transactions, the Fund will engage only eligible sub-custodians that meet the requirements set forth in section 17(f) of the 1940 Act.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by the Fund entering into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.  Each of these Funds may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality ("corporate collateral").  Transactions that are collateralized fully enable the Fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with U.S Government securities.  Fixed income securities rated Baa/BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") are known as investment grade bonds.  Investment grade and below investment grade bonds involve degrees of credit risk, which relate to the likelihood that the bond issuer will pay interest and repay principal on a timely basis.  Fixed income securities rated Ba/BB or lower by Moody's, S&P and Fitch are regarded as below investment grade (i.e., "junk" bonds) and are considered speculative in terms of the issuer's creditworthiness.  Up to 20% of the value of Government Money Fund's net assets may consist of repurchase agreements collateralized by corporate collateral.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

            Bank Obligations.  (Money Fund)  The Money Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

            Certificates of deposit ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

            Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

            Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

            As a result of Federal and state laws and regulations, domestic banks whose CDs may be purchased by the Fund are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.  Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC").  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by the Money Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

            Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements as apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

            Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office.  A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

            In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

            In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case‑by‑case basis.

            The Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  The Fund will not own more than one such CD per such issuer.

            Commercial Paper.  (Money Fund)  The Money Fund may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities.  The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

            Floating and Variable Rate Obligations.  (Money Fund)  The Money Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.  Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

            Participation Interests.  (Money Fund)  The Money Fund may purchase from financial institutions participation interests in securities in which the Fund may invest.  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest.

            Asset-Backed Securities.  (Money Fund)  The Money Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

            Municipal Obligations.  (California Municipal Fund, National Municipal Fund and New York Municipal Fund (collectively, the "Municipal Funds"))  As a fundamental policy, each Municipal Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and, with respect to the California Municipal Fund and New York Municipal Fund, California State and New York State and New York City, respectively, personal income taxes (collectively, "Municipal Obligations").  Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Obligations bear fixed, floating or variable rates of interest.

            With respect to the National Municipal Fund, for the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non‑governmental user, then such non‑governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

            The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

            Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax ("AMT").  Each Municipal Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Municipal Fund's investment objective.

Certain Tax Exempt Obligations.  (Municipal Funds)  Each Municipal Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.  Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amount borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products. (Municipal Funds) Each Municipal Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations.  A Municipal Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the 1940 Act.  The principal types of derivative products are described below.

            (1)  Tax Exempt Participation Interests.  Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation.  Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

            (2)  Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider.  The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.

            (3)  Custodial Receipts.  In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes.  The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

            (4)  Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.  When the Fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations.   (Municipal Funds)  Each Municipal Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined by the Manager in accordance with procedures established by the Fund's Board.

            The average distribution of each Municipal Fund's investments (at value) in Municipal Obligations (including notes) by ratings as of the fiscal year ended November 30, 2010, computed on a monthly basis, was as follows:

					Percentage of Value
Fitch	or	Moody's	or	S&P	California Municipal Fund	National Municipal Fund	New York Municipal Fund

F1+/F1		VMIG1/MIG1, P1		SP1+/SP1, A1+/A1	99.6%	91.5%	84.5%
F2+/F2		VMIG2/MIG2, P2		SP2+/SP2	--	0.1%	0.5%
AAA/AA		Aaa/Aa		AAA/AA	0.2%	2.5%	3.0%
Not Rated		Not Rated		Not Rated	0.2% *	5.9% *	12.0% *
					100.0%	100.0%	100.0%

            If, subsequent to its purchase by a Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

            To the extent that the ratings given by Moody's, S&P or Fitch (collectively, the "Rating Agencies") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with its stated investment policies described in the Funds' Prospectus and this Statement of Additional Information.  The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

            Taxable Investments.  (Municipal Funds)  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, each Municipal Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P‑2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See "Dividends, Distributions and Taxes."  Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments.  If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.  When the California Municipal Fund or the New York Municipal Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Obligations, respectively, are unavailable for investment by the relevant Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively.  Under normal market conditions, each Municipal Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

* Included in the Not Rated category are securities which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG1/MIG1 or SP-1+/SP-1 rating categories.

            Investment Companies.  (All Funds)  Each Fund may invest in securities issued by other investment companies.  Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.

            Illiquid Securities.  (All Funds)  The 1940 Act limits money market funds to 5% of their total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a Fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the value of a Fund's net assets.

Investment Techniques

            In addition to the principal investment strategies discussed in the Funds' Prospectus, the Funds also may engage in the investment techniques described below.

            Borrowing Money.  (All Funds)  Each Municipal Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to

33-1/3% of the value of its total assets.  Each Municipal Fund currently intends to, and each other Fund may, borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

            Interfund Borrowing and Lending Program. (Government Money Fund, Money Fund and Treasury Money Fund)  Pursuant to an exemptive order issued by the SEC, each Fund may lend money to, and/or borrow money from, certain other funds advised by Dreyfus or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  A fund's participation in the Interfund Borrowing and Lending Program (the "Program") must be consistent with its investment policies and limitations.  A Fund will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day's notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

            Stand-By Commitments.  (Municipal Funds)  Each Municipal Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  A Municipal Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.

            Forward Commitments.  (Municipal Funds)  Each Municipal Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  Each Municipal Fund will segregate permissible liquid assets at least equal at all times to the amount of its purchase commitments.

            Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

            General.  Each Fund attempts to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

            Bank Securities.  (Money Fund)  To the extent the Money Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.  The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

            Foreign Securities.  (Money Fund)  Since the Money Fund's portfolio may contain U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.  Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

            Investing in Municipal Obligations.  (Municipal Funds)  Each Municipal Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.  As a result, each Municipal Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

            Certain municipal lease/purchase obligations in which the Municipal Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.  In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

            Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Municipal Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

            Investing in California Municipal Obligations.  (California Municipal Fund)  Since the California Municipal Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of money market funds.  You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations.  You should review the information in "Appendix C" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Obligations.

            Investing in New York Municipal Obligations.   (New York Municipal Fund)  Since the New York Municipal Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds.  You should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations.  You should review the information in "Appendix D" which provides a brief summary of special investment considerations and risk factors relating to investing in New York Municipal Obligations.

Investment Restrictions

            Government Money Fund.  Under normal circumstances, the Government Money Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements) collateralized by such securities.  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

The Government Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.  In addition, the Government Money Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies.  Investment restrictions numbered 10 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The Government Money Fund may not:

             1.        Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

             2.        Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

              3.       Sell securities short or purchase securities on margin.

             4.        Write or purchase put or call options.

             5.        Underwrite the securities of other issuers.

             6.        Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

             7.        Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

             8.        Invest in companies for the purpose of exercising control.

             9.        Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on investments in obligations issued or guaranteed as to principal and interest by the U.S. Government.

            10.       Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

            11.       Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

            12.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * * *

            Treasury   Money Fund.  Under normal circumstances, the Treasury Money Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury securities.  The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

            The Treasury Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.  In addition, the Treasury Money Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies.  Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The Treasury Money Fund may not:

             1.        Invest in commodities.

             2.        Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

             3.        Purchase or sell securities on margin.

             4.        Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

             5.        Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

             6.        Purchase, hold or deal in real estate, or oil, gas, or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest in or deal in real estate.

             7.        Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

             8.        Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations.  This restriction does not apply to the purchase of U.S. Government securities.

             9.        Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government.

             10.      Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

             11.      Enter into repurchase agreements.

* * * * *

            Money Fund.  The Money Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.  In addition, the Money Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restrictions numbered 11 through 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The Money Fund may not:

            1.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

             2.        Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

             3.        Sell securities short.

             4.        Write or purchase put or call options.

             5.        Underwrite the securities of other issuers.

             6.        Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

             7.        Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

             8.        Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer.  Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

             9.        Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            10.       Invest in companies for the purpose of exercising control.

            11.       Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

            12.       Invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments, except to the extent such investments meet the quality and maturity requirements under the 1940 Act that money markets must meet to be eligible investments for the Fund, and are consistent with the Fund's investment objective.  Any such investment would be subject to prior disclosure in the Fund's Prospectus and Statement of Additional Information.

            13.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * * *

            California Municipal Fund. The California Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.  In addition, the California Municipal Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies.  Investment restrictions numbered 6 through 10 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The California Municipal Fund may not:

            1.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

            2.         Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            3.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

            4.         Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

            5.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            6.         Sell securities short or purchase securities on margin.

            7.         Invest in companies for the purpose of exercising control.

            8.         Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

            9.         Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

            10.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * * *

            National Municipal Fund.   The National Municipal Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.  In addition, the National Municipal Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies.  Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The National Municipal Fund may not:

            1.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

            2.         Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            3.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

            4.         Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

            5.         Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            6.         Purchase more than 10% of the voting securities of any issuer.  This restriction applies only with respect to 75% of the Fund's total assets.

            7.         Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations.  Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

            8.         Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

            9.         Sell securities short or purchase securities on margin.

            10.       Invest in companies for the purpose of exercising control.

            11.       Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

            12.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * * *

            New York Municipal Fund.    The New York Municipal  Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares.  In addition, the New York Municipal Fund has adopted investment restrictions numbered 1 through 5 as fundamental policies.  Investment restrictions numbered 6 through 10 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The New York Municipal  Fund may not:

            1.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

            2.         Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            3.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

4.         Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

            5.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            6.         Sell securities short or purchase securities on margin.

            7.         Invest in companies for the purpose of exercising control.

            8.         Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

            9.         Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

            10.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the Fund's net assets would be so invested.

* * * * *

            Municipal Funds.   For purposes of investment restriction No. 5 for each Municipal Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

            All Funds.   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.  With respect to investment restriction No. 2 for Government Money Fund and Treasury Money Fund, and investment restriction No. 1 for Money Fund and each Municipal Fund, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE FUNDS

Board of each Fund

            Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Fund or counsel to the Investment Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

            Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Fund's Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all  of the Fund's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national

    market of paper recovery facilities, paperboard

    mills and paperboard converting plants, Director

    (2000-2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director  (2005 - 2009)

Clifford L. Alexander, Jr. (77) Board Member (1982)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present)	N/A

David W. Burke (74) Board Member (2007)	Corporate Director and Trustee	N/A

Peggy C. Davis (68) Board Member (1990)

Shad Professor of Law, New York University School of Law

Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

N/A

Diane Dunst (71) Board Member (2007)	President of Huntting House Antiques	N/A

Ernest Kafka (78) Board Member (1982)	Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962 - present) Instructor, The New York Psychoanalytic Institute (1981 - present)	N/A

Nathan Leventhal (68) Board Member (1989)	Commissioner, NYC Planning Commission (March 2007 - present) Chairman of the Avery-Fisher Artist Program (November 1997 - present)	Movado Group, Inc., Director (2003 - present)

Each Board member has been a Board member of other Dreyfus mutual funds for over 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm.  Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander.  Mr. Alexander served as a Director of Mutual of America Life Insurance Company from 1989 to 2010.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis has also served as Chair of the Board of the Russell Sage Foundation.

•         Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques.  Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc.  In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

•         Ernest Kafka – Dr. Kafka is a physician, specializing in the psychoanalysis of adults and adolescents.  Since 1981, Dr. Kafka has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions, including Associate Clinical Professor of Psychiatry at Cornell Medical School.  He has held numerous administration positions and has published many articles on subjects in the field of psychoanalysis.

•         Nathan Leventhal – Mr. Leventhal is a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments.  The audit committee met four times during the fiscal year ended November 30, 2010.  The nominating and compensation committees each met once during the last fiscal year, and the pricing committee had no meetings during the last fiscal year.

The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member	California Municipal Fund	Government Money Fund	Treasury Money Fund	Money Fund
Joseph S. DiMartino	None	None	None	None
Clifford L. Alexander, Jr.	None	None	None	None
David W. Burke	None	None	None	None
Peggy C. Davis	None	None	None	None
Diane Dunst	None	None	None	None
Ernest Kafka	None	None	None	None
Nathan Leventhal	None	None	None	None

Name of Board Member	National Municipal Fund	New York Municipal Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	None	Over $100,000
Clifford L. Alexander, Jr.	None	None	Over $100,000
David W. Burke	None	None	None
Peggy C. Davis	None	None	$10,001 - $50,000
Diane Dunst	None	$1 - $10,000	$1 - $10,000
Ernest Kafka	None	None	None
Nathan Leventhal	None	None	Over $100,000

            As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Each Fund and 11 other funds (comprised of 18 portfolios) in the Dreyfus Family of Funds currently pay each Board member their respective allocated portion of an annual retainer of $90,000; a single combined per meeting fee of $12,000 for in-person Board meetings of all Funds and any committee meeting(s) held in conjunction with any such Board meeting(s); a single combined per meeting fee of $6,000 for in-person Board meetings of less than all Funds and any committee meeting(s) held in conjunction with any such Board meeting(s); a per meeting fee of $6,000 for any in-person committee meeting held separately from an in-person Board meeting; and a per meeting fee of $2,000 for any telephonic Board or committee meeting.  The Chairman of the Board receives an additional 25% of such compensation.  Each Board member also is reimbursed for travel and out of pocket expenses in connection with attending Board or committee meetings.  Emeritus Board members generally are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became emeritus and a per meeting attended fee of one-half the amount in effect for Board members.  The aggregate amount of compensation paid to each Board member by each Fund for the fiscal year ended November 30, 2010, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2010, is set forth below:

Name of Board Member and Fund	Aggregate Compensation From the Fund*	Total Compensation From the Funds and Fund Complex Paid to Board Member(**)
Joseph S. DiMartino		$1,060,250 (175)

Government Money Fund/ Treasury Money Fund	$ 25,831
Money Fund	$108,276
California Municipal Fund	$ 4,608
National Municipal Fund	$ 6,339
New York Municipal Fund	$ 3,319

Clifford L. Alexander, Jr.		$345,250 (51)

Government Money Fund/ Treasury Money Fund	$18,121
Money Fund	$79,864
California Municipal Fund	$ 3,400
National Municipal Fund	$ 4,669
New York Municipal Fund	$ 2,446

David W. Burke		$491,500 (90)

Government Money Fund/ Treasury Money Fund	$19,842
Money Fund	$87,337
California Municipal Fund	$ 3,716
National Municipal Fund	$ 5,114
New York Municipal Fund	$ 2,679

Peggy C. Davis		$291,000 (55)

Government Money Fund/ Treasury Money Fund	$19,842
Money Fund	$87,337
California Municipal Fund	$ 3,716
National Municipal Fund	$ 5,114
New York Municipal Fund	$ 2,679

Diane Dunst		$133,750 (22)

Government Money Fund/ Treasury Money Fund	$19,842
Money Fund	$87,337
California Municipal Fund	$ 3,716
National Municipal Fund	$ 5,114
New York Municipal Fund	$ 2,679

Ernest Kafka		$170,625 (22)

Government Money Fund/ Treasury Money Fund	$19,842
Money Fund	$87,337
California Municipal Fund	$ 3,716
National Municipal Fund	$ 5,114
New York Municipal Fund	$ 2,679

Nathan Leventhal		$334,000 (49)

Government Money Fund/ Treasury Money Fund	$19,842
Money Fund	$87,337
California Municipal Fund	$ 3,716
National Municipal Fund	$ 5,114
New York Municipal Fund	$ 2,679

Jay I. Meltzer***		$61,250 (22)
Government Money Fund/ Treasury Money Fund	$ 8,086
Money Fund	$35,128
California Municipal Fund	$ 1,496
National Municipal Fund	$ 2,059
New York Municipal Fund	$ 1,076

Daniel Rose***		$83,750 (37)

Government Money Fund/ Treasury Money Fund	$ 7,346
Money Fund	$31,855
California Municipal Fund	$ 1,360
National Municipal Fund	$ 1,865
New York Municipal Fund	$ 975

Warren B. Rudman***		$170,571 (33)

Government Money Fund/ Treasury Money Fund	$10,202
Money Fund	$ 44,975
California Municipal Fund	$ 1,796
National Municipal Fund	$ 2,464
New York Municipal Fund	$ 1,315

Sander Vanocur***		$90,250 (37)

Government Money Fund/ Treasury Money Fund	$ 8,086
Money Fund	$35,128
California Municipal Fund	$ 1,496
National Municipal Fund	$ 2,059
New York Municipal Fund	$ 1,076

_____________________________________

*              Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $6,796 for the Government Company, $3,234 for the Money Fund, $1,826 for the California Municipal Fund, $2,064 for the National Municipal Fund and $1,965 for the New York Municipal Fund.

**           Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.

***         Messrs. Meltzer, Rose, Rudman and Vanocur became Emeritus Board members as of July 20, 2008, October 31, 2009, May 18, 2010 and January 8, 2008, respectively.

Officers of the Funds

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.   Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

 NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.  Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Distributor since September 2008.

  JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001

The address of each Board member and officer of the Funds is 200 Park Avenue, New York, New York 10166.

The Funds' Board members and officers, as a group, owned less than 1% of each Fund shares outstanding on March 15, 2011.  See "Information About the Funds" for a list of shareholders known by the Funds to own of record 5% or more of a Fund's outstanding voting securities as of March 15, 2011.

MANAGEMENT ARRANGEMENTS

            Investment Adviser.  The manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

            The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") between each Fund and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities or, upon not less than 90 days' notice, by the Manager.  Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director, Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert Capone, Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

            The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Funds.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

            Portfolio Management.  The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board.  The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.  The portfolio managers of the Government Money Fund, the Money Fund and the Treasury Money Fund are Bernard W. Kiernan, Patricia A. Larkin, James G. O'Connor and Thomas Riordan.  The portfolio managers of the Municipal Funds are Joseph Irace, Colleen Meehan and Bill Vasiliou.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

The Fund, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to the Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

            In managing each Fund, Dreyfus will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for the Funds and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investments.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by a Fund, the Fund is not required to sell that security.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and the Funds' service providers, which may cause conflicts that could disadvantage a Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for each Fund as it believes is in the best interests of the Fund.  Investment decisions made for each Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact each Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among each Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

            Expenses.  All expenses incurred in the operation of a Fund are borne by such Fund, except to the extent specifically assumed by the Manager.  The expenses borne by each Fund include:  taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, investor services (including, without limitation, telephone and personnel expenses), costs of shareholder reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.  In addition, each class of shares of a Fund bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  The Funds' Class B shares are subject to an annual distribution fee and an annual shareholder services fee.  In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents at an annual rate of .05% of the value of the Fund's average daily net assets attributable to Class B shares.  Class A shares of the Government Money Fund, Money Fund and Treasury Money Fund are subject to an annual service fee.  See "Service Plan and Distribution Plan" and "Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Government Company are allocated between the Government Money Fund and Treasury Money Fund on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.  All fees and expenses are accrued daily and deducted before declaration of dividends to investors.

            As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of such Fund's average daily net assets.  For the most recent fiscal year end, the California Municipal Fund and the New York Municipal Fund paid Dreyfus a monthly management fee at the effective annual rate of 0.26% and 0.06%, respectively.  Dreyfus waived receipt of its management fee for the Money Fund, National Municipal Fund, Treasury Money Fund and the Government Money Fund.   Set forth below are the total amounts paid by each Fund indicated below to the Manager for the Fund's last three fiscal years:

	Fiscal Year Ended November 30,
	2010	2009	2008

Money Fund	$0	$22,931,741	$56,982,662

California Municipal Fund	$1,471,254	$3,706,388	$4,712,896

National Municipal Fund	$0	$3,109,864	$4,845,260

New York Municipal Fund	$217,851	$2,072,138	$2,669,388

Treasury Money Fund	$0	$0	$3,116,499

Government Money Fund	$0	$532,100	$9,055,629

            As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the average market value of the net assets of such Fund for that fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.  Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

            As to each Fund, the aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

            Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.  The Distributor also serves as distributor for other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

            With respect to each Fund, except the Municipal Funds, the Distributor may pay certain Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments ("Retirement Plans"), or other programs.  The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs").  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

            The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the Funds to those intermediaries.  Because those payments are not made by you or a Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to certain Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing".  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision or service to the Funds.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent.  Under a separate transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee from each Fund computed on the basis of the number of shareholder accounts it maintains for such Fund during the month, and is reimbursed for certain out-of-pocket expenses.  Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administrations, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

            The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, acts as custodian for the investments of each Fund.  The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.  Under a separate custody agreement with each Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

            General.  Each Fund's shares may be purchased only by clients of certain Service Agents including the Distributor.  You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.

Each Fund reserves the right to reject any purchase order.  The Funds will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Funds will not accept cash, travelers' checks, or money orders as payment for shares.

            The minimum initial investment in each Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the relevant Fund and has made an aggregate minimum initial purchase in the Fund for its customers of $2,500.  Subsequent investments must be at least $100.   For the Government Money Fund, Money Fund and Treasury Money Fund, however, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases.  It is not recommended that the Municipal Funds be used as a vehicle for Keogh, IRA or other qualified Retirement Plans.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of each Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.  Class A shares of each Fund are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of each Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund.  The Government Money Fund and the Money Fund reserve the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to such Fund.  Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing fund shares through the wrap fee accounts or other fee based programs.  Each Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

            Fund shares also may be purchased through Dreyfus-Automatic  Asset Builder®, the Government Direct Deposit Privilege or the Payroll Savings Plan described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

            Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Funds' Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements-Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

            Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund in written or telegraphic form.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested.  Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  See "Determination of Net Asset Value."

Government Money Fund and Money Fund --Each of these Funds determines its net asset value per share twice each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 5:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time.  Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so.

            An order placed with the Distributor or its designee in New York will become effective at the price determined at 5:00 p.m., Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the order is placed in proper form with the Distributor or its designee prior to 5:00 p.m., Eastern time, and Federal Funds are received by 6:00 p.m., Eastern time, on that day.  An order placed in proper form with the Distributor or its designee in New York after 5:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

Treasury Money Fund – The Fund determines its net asset value per share twice each day the New York Stock Exchange or the Transfer Agent is open for regular business:  as of 3:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time.  The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so.

            An order placed with the Distributor or its designee in New York will become effective at the price determined at 3:00 p.m., Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the order is placed in proper form with the Distributor or its designee prior to 3:00 p.m., Eastern time, and Federal Funds are received by 6:00 p.m. Eastern time, on that day.  An order placed in proper form with the Distributor or its designee in New York after 3:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

California Municipal Fund, National Municipal Fund and New York Municipal Fund--Each of these Funds determines its net asset value per share three times each day the New York Stock Exchange or the Transfer Agent is open for regular business: as of 12:00 noon, Eastern time, as of 3:00 p.m., Eastern time, and as of 8:00 p.m., Eastern time. Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so.

            An order placed with the Distributor or its designee in New York will become effective at the price determined at 12:00 noon or 3:00 p.m., Eastern time, depending on when the order is accepted on a given day, and the shares purchased will receive the dividend on Fund shares declared on that day, if the order is placed with the Distributor or its designee prior to 3:00 p.m., Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.  An order placed with the Distributor or its designee in New York after 3:00 p.m., Eastern time, but prior to 8:00 p.m., Eastern time, on a given day will become effective at the price determined at 8:00 p.m., Eastern time, on that day, and the shares purchased will begin to accrue dividends on the next business day, if Federal Funds are received by 11:00 a.m., Eastern time, on the next business day.

            Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a Service Agent and your order to purchase Fund shares is paid for other than in Federal Funds, the Service Agent, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  If you have sufficient Federal Funds or a cash balance in your brokerage account with a Service Agent, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

            Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or, with respect to Class A shares of the Funds, online, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

            Dreyfus TeleTransfer  purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange ("NYSE") are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer  Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransfer  Privilege."

            Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SERVICE PLAN AND DISTRIBUTION PLAN

            Class A shares of each of the Government Money Fund, Money Fund and Treasury Money Fund are subject to a Service Plan and Class B shares of each Fund are subject to a Distribution Plan.

            Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Board of each of the Government Money Fund, the Money Fund and the Treasury Money Fund has adopted separate plans with respect to Class A and Class B of such Funds and the Board of each of the Municipal Funds has adopted a plan with respect to Class B of such Funds (each, a "Plan").  Under each Plan, the respective Fund bears directly the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Plan.  Under each Plan adopted with respect to Class A of the Government Money Fund, the Money Fund and the Treasury Money Fund (the "Service Plan"), the Fund pays the Distributor for distributing Class A shares, servicing shareholder accounts ("Servicing") and advertising and marketing relating to the Fund at an aggregate annual rate of 0.20% of the value of the Fund's average daily net assets attributable to Class A.  Under each Service Plan, the Distributor may pay one or more Service Agents a fee in respect of Class A shares of the Fund owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record.  Under each Fund's Plan adopted with respect to Class B (the "Distribution Plan"), the Fund reimburses the Distributor for payments made to third parties for distributing (within the meaning of the Rule) Class B shares at an annual rate of up to 0.20% of the value of the Fund's average daily net assets attributable to Class B.  The Distributor may pay one or more Service Agents in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  Each Fund's Board believes that there is a reasonable likelihood that each Plan will benefit the Fund and holders of the relevant Class of shares.

            A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review.  In addition, each Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the affected Class and that other material amendments of the Plan must be approved by the Board, and by the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan or in any related agreements entered into in connection with such Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. Each Plan is terminable at any time by vote of a majority of the Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any of the related agreements or by vote of a majority of the relevant class of shares.

            Set forth below are the total amounts paid by each of the Government Money Fund, the Money Fund and the Treasury Money Fund pursuant to its Service Plan with respect to Class A (i) to the Distributor ("Distributor Payments") as payment for distributing Class A shares and Servicing and (ii) for costs of preparing, printing and distributing prospectuses and statement of additional information and of implementing and operating the Service Plan ("Printing and Implementation"), and amounts reimbursed to each Fund by the Manager pursuant to undertakings in effect, if any, and the net amount paid by each Fund for each Fund's fiscal year ended November 30, 2010:

	Distributor Payments	Printing and Implementation	Total Amount Paid Pursuant to Service Plan
Government Money Fund
- Class A	$171,136	$2,135	$173,271

Money Fund
- Class A	$3,495,099	$43,610	$3,538,709

Treasury Money
Fund
- Class A	$99,416	$989	$100,405

            Set forth below are the total amounts paid by each Fund pursuant to its Distribution Plan with respect to Class B (i) to the Distributor ("Distributor Payments") and (ii) for the costs of preparing, printing and distributing prospectus and statement of additional information and of implementing and operating the Distribution Plan ("Printing and Implementation") for each Fund's fiscal year ended November 30, 2010:

Name of Fund

	Distributor Payments	Printing and Implementation	Total Amount Paid Pursuant to Distribution Plan
Government Money Fund - Class B	$3,174,131	$39,813	$3,213,944

Money Fund - Class B	$21,871,655	$271,475	$21,143,130

California Municipal Fund - Class B	$127,669	$1,782	$129,451

National Municipal Fund - Class B	$1,284,385	$8,078	$1,292,463

New York Municipal Fund - Class B	$281,427	$5,803	$287,230

Treasury Money Fund - Class B	$2,780,855	$27,864	$2,808,719

SHAREHOLDER SERVICES PLAN

            Each Fund has adopted a Shareholder Services Plan with respect to Class A pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class A for certain allocated expenses of providing certain services to the holders of Class A shares.  Each Fund also has adopted a Shareholder Services Plan with respect to Class B pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class B shares a fee at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class B.  Under each Shareholder Services Plan, the services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  As to each Fund, under the Shareholders Services Plan for Class B, the Distributor may make payments to Service Agents in respect of their services.

            A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review.  In addition, each Shareholder Services Plan provides that material amendments to the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Shareholder Services Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  Each Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

            Set forth below are the total amounts payable by each Fund pursuant to the separate Shareholder Services Plan for Class A and Class B, the amounts reimbursed to the Fund by the Manager pursuant to undertakings in effect, if any, and the net amount paid by the Fund for the Fund's fiscal year ended November 30, 2010:

Name of Fund and Class	Total Amount Payable Pursuant to Shareholder Services Plan	Amount Reimbursed Pursuant to Undertaking	Net Amount Paid by Fund
Government Money Fund - Class A	$36,040	$0	$36,040
- Class B	$3,967,664	$234,441	$3,733,223

Money Fund - Class A	$165,000	$0	$165,000
- Class B	$27,339,569	$2,208,994	$25,130,575

Treasury Money Fund - Class A	$4,296	$0	$4,296
- Class B	$3,475,953	$95,100	$3,380,853

California Municipal Fund - Class A	$137,103	$0	$137,103
- Class B	$159,586	$36,873	$122,713

National Municipal Fund - Class A	$32,167	$0	$32,167
- Class B	$1,605,481	$0	$1,605,481

New York Municipal Fund
- Class A	$163,936	$0	$163,936
- Class B	$351,784	$0	$351,784

HOW TO REDEEM SHARES

General.  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus- Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

            Checkwriting Privilege.  Each Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

            You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.  If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by BNY Mellon.

            Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.       If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

            Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or, with respect to Class A shares of the Funds, online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, each Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 3:00 p.m., Eastern time, with respect to the Treasury Money Fund and the Municipal Funds or, prior to 5:00 p.m., Eastern time, with respect to the Government Money Fund and Money Fund, on such day, and the shares will not receive the dividend declared on that day; otherwise each Fund will initiate payment on the next business day and the shares will receive the dividend declared on that day.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or the Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

            To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

            Dreyfus TeleTransfer Privilege.  You may request by telephone or, with respect to Class A shares of the Funds, online, that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request.  You should be aware that if you have selected the Dreyfus TeleTransfer  privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer  Privilege.  See "How to Buy Shares--Dreyfus TeleTransfer  Privilege."

            Redemption Through Securities Dealers.   If you are a customer of a securities dealer, you may make redemption requests to your dealer.  If the dealer transmits the redemption request so that it is received by the Transfer Agent or its designee by 3:00 p.m., Eastern time, with respect to the Treasury Money Fund and the Municipal Funds or, by 5:00 p.m., Eastern time, with respect to the Government Money Fund and Money Fund, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day.  If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day.  If a redemption request is received after 8:00 p.m., Eastern time, the redemption request will be effective on the next business day.  It is the responsibility of the dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the dealer.

            Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

            Redemption Commitment.  Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, each Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's portfolio is valued.  If the recipient sells such securities, brokerage charges might be incurred.

            Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect a Fund's shareholders.

SHAREHOLDER SERVICES

            Fund Exchanges.  Clients of certain Service Agents may purchase, in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds to the extent such shares are offered for sale in such client's state of residence.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

            A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

            B.        Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

            D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

            To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number.

You may exchange Class B shares of certain funds in the Dreyfus Family of Funds and certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF"), for Class B shares of the Money Fund.  If you exchange Class B shares of a Dreyfus fund which are subject to a contingent deferred sales charge ("CDSC"), or certain eligible shares of DWDMMF, for Class B shares of the Money Fund, the Money Fund's Class B shares obtained in the exchange will be held in a special account created solely for this purpose ("Exchange Account").  Exchanges of shares from an Exchange Account of the Money Fund only can be made into Class B shares of Dreyfus funds.  No CDSC is charged when an investor exchanges into or out of an Exchange Account of the Money Fund; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the Exchange Account.  The time Class B shares are held in an Exchange Account of the Money Fund also will be taken into account for purposes of calculating when such shares convert to Class A shares (or other designated class of shares of a Dreyfus fund).  If your Class B shares are held in an Exchange Account of the Money Fund at the time such shares are scheduled to convert, you will receive Class A shares of the Money Fund which may be exchanged for Class A shares (or other designated class of shares) of a Dreyfus fund at net asset value.

            You should review carefully the current prospectus of the fund from which Class B shares were exchanged and, if applicable, into which such shares are exchanged to determine the CDSC chargeable upon redemption of Class B shares and for information on conversion features.

            Exchange Account shares are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.  The proceeds of any redemption of Class B shares held in an Exchange Account will be paid only by Federal wire or by check.

            To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class A shares of the Funds, online.  The ability to issue exchange instructions by telephone is given to shareholders of each Fund automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege.  By using the privilege, you authorize the Transfer Agent to act on telephonic and, with respect to Class A shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for online or telephone exchange.  No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

            To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

During times of drastic economic or market conditions, each Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

            Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  This privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRA and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

            Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired legally may be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.

            Shareholder Services Forms and prospectuses for the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561 or visiting www.dreyfus.com.   Each Fund reserves the right to reject any exchange request in whole or in part.  The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

            Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic  Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

            Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal Government automatically deposited into your Fund account.

            Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

            Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

            A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

            B.        Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C.        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

            D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

            Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from each Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

            Quarterly Distribution Plan.  The Quarterly Distribution Plan permits you to receive quarterly payments from a Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding calendar quarter.

            Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.  Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent.  Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

            Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans.  Participants should consult their Retirement Plan sponsor and tax adviser for details.  Such a withdrawal plan is different then the Automatic Withdrawal Plan.

            Corporate Pension/Profit‑Sharing and Personal Retirement Plans.  (Government Money Fund, Money Fund and Treasury Money Fund) Each of the Government Money Fund, Money Fund and Treasury Money Fund makes available to corporations a variety of prototype pension and profit‑sharing plans, including a 401(k) Salary Reduction Plan.  In addition, these Funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP‑IRAs and rollover IRAs), Education Savings Accounts 401(K) Salary Reduction Plans and 403(b)(7) Plans.  Plan support services also are available.

            If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP‑IRA, you may request from the Distributor forms for adoption of such plans.

            The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.

            Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian.  Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds.  Purchases for these plans may not be made in advance of receipt of funds.

            You should read the prototype retirement plans and the applicable form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

            Amortized Cost Pricing.  The valuation of each Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

            Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued.  Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Board.  With respect to the Municipal Funds, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board.  The Service values these Funds' investments based on methods which include considerations of:  yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions.  The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

            The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board.  If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated.  In the event a Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including:  selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

            New York Stock Exchange and Transfer Agent Closings.  The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS AND DISTRIBUTIONS

            If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

            Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or, for the Government Money Fund, Money Fund and Treasury Money Fund only, the Transfer Agent is open for regular business.  The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last calendar day of each month and automatically are reinvested in additional shares at net asset value or, at your option, paid in cash.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

            With respect to the Municipal Funds, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations.  Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes.  Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested.  Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

            With respect to the California Municipal Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends").  However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

            For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax.  Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax distributed by the Fund as ordinary income.  Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders.  Unlike under Federal tax law, the California Municipal Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains.  In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.

            Under certain circumstances, shares may be converted from one class of shares to another class of shares of the same Fund.  The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose shares are converted from one class to another class of the same Fund will not realize taxable gain or loss as a result of the conversion.

TAXATION

See the Prospectus and elsewhere in this Statement of Additional Information to determine which sections of the discussion below apply to your funds.

            The following is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities or to discuss state and local tax matters affecting the Funds.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the Funds.

Taxation of the Funds

            Each Fund qualified for treatment as a regulated investment company ("RIC") under the Code for its last fiscal year and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

            Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

            Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

            In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35 percent, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

            As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

            A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

            Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

            For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of a fund's earnings and profits.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

            Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

            A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

            In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

            In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

            Many states grant tax-free status to dividends paid to shareholders of RICs from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  At the end of each calendar year, as applicable, shareholders will be provided with the percentage of any dividends paid that may qualify for such tax-free treatment.  Shareholders should then consult with their tax advisors with respect to the application of state and local laws to these distributions.

Sale, Exchange or Redemption of Shares

            A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

            However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

            As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

            Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

            If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

            Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the funds will use a default cost basis method that has not yet been determined.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Passive Foreign Investment Companies

            Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

            The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

            Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

            Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

            A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

            A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

            The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation.  Interest payments are taxable when received or accrued.  The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

            A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

            It is anticipated that substantially all of the income dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in municipal securities will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions."  Recipients of social security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

            Because the income dividends of municipal or other tax-exempt funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund is not deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate dividends exempt from federal income tax.

            Any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

            Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

            Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

            The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

            Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to sustain this practice or avoid an inadvertent investment.

            Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

            Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

            Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

            Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

            Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

            Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

            In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

            For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

            Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

            Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

            For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

            For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

            Under legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this legislation is not entirely clear and no assurance can be given that some or all of the income of a fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in a fund.  To comply with the requirements of the legislation, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

            The legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the investments of a fund.

            All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Other Tax Matters

            Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

            Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for a Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate)  will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager.  Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agent.  A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received.  The Manager also places transactions for other accounts that it provides with investment advice.

None of the Funds paid a stated brokerage commission during the fiscal years ended November 30, 2008, 2009, 2010.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to the fund or account.  In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned.  In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

            Regular Broker-Dealers.  A Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities.  The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended November 30, 2010, the issuer of the securities and the aggregate value per issuer, as of November 30, 2010, of such securities:

Fund	Name of Regular Broker Dealer	Aggregate Value Per Issuer (000's omitted)

Government Money Fund	Credit Agricole Cheuvreux	$150,000
	North America, Inc.
	Deutsche Bank Securities Inc.	$150,000
	Barclays Capital Inc.	$141,000
	Goldman Sachs & Co.	$ 31,000
	Credit Suisse (USA) Inc.	$ 70,000

Money Fund	Credit Suisse (USA) Inc.	$950,000
	Credit Agricole Cheuvreux
	North America, Inc.	$600,000
	Deutsche Bank Securities Inc.	$550,000
	Barclays Capital Inc.	$544,000
	Bank of America, NA	$450,000
	HSBC Securities (USA) Inc.	$400,000
	Santander Investment Securities Inc.	$ 75,000

Disclosure of Portfolio Holdings. It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money-market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money-market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund, or its duly authorized service providers, will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  A Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

The Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.

INFORMATION ABOUT THE FUNDS

            Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non‑assessable.  Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive or subscription rights and are freely transferable.

            The Government Money Fund and Treasury Money Fund are separate series of the Government Company.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Government Company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for each Fund to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office.  Fund shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Government Money Fund, National Municipal Fund, Money Fund and Treasury Money Fund, or two-thirds, in the case of the California Municipal Fund and New York Municipal Fund, of the Fund's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The California Municipal Fund and New York Municipal Fund are organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts.  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund.  However, the Agreement and Declaration of Trust (the "Trust Agreement") for each of these Funds disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee.  The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund.  The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholder for liabilities of the Fund.

            Each Fund sends annual and semi‑annual financial statements to all its share‑

holders.

            Set forth below, as to each share Class of each Fund, as applicable, are those shareholders known by the Fund to own of record 5% or more of a Class of shares of the Fund outstanding as of March 15, 2011.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Government Money Fund

Class A:           The Bank of New York Mellon, As Agent for The Atlantic Foundation of New York, 75 Varick St., FL 17, New York, NY 10013-1905 – owned of record – 6.20%.

Class B:           SWS Securities, Inc., Attn. Money Market, 1201 Elm St., Dallas, TX 75270-2002 – owned of record – 5.38%.

                        Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 12.26%.

                        Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, PA 19103-1628 – owned of record – 5.92%.

                        Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 - owned of record – 31.52%.

                        Robert W. Baird & Co. Inc., Omnibus Account for the Exclusive Benefit of Customers, P.O. Box 672, Milwaukee, WI 53201-0672 - owned of record – 11.61%.

                        Morgan Keegan & Co. Inc., for the Exclusive Benefit of Customers, 50 N. Front Street, Memphis, TN 38103-2126 - owned of record – 24.39%.

Treasury Money Fund

Class A:           Crowell Weedon & Co., For The Exclusive Benefit of Customers, Attn: James L. Cronk, 624 South Grand Avenue, Suite 2510, Los Angeles, CA 90017-3329 – owned of record – 52.12%.

                        Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers, 50 North Front Street, Memphis, TN 38103-2126 – owned of record -25.74%.

First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – owned of record – 7.34%.

                        E*TRADE Clearing LLC, P.O. Box 484, Jersey City, NJ 07303-0484 – owned of record – 5.36%.

Class B:           Crowell Weedon & Co., For the Exclusive Benefit of Customers, Attn. James L. Cronk, 624 South Grand Avenue, Suite 2510, Los Angeles, CA 90017-3329 - owned of record – 9.25%.

                        Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 - owned of record – 23.42%.

            Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers, 500 N. Broadway,  St. Louis, MO 63102-2110 – owned of record – 41.66%.

            Janney Montgomery Scott LLC, 1801 Market St., Philadelphia, PA 19103-1628 – owned of record – 5.48%.

            SWS Securities Inc., Attn: Money Market, 1201 Elm St., Dallas, TX 75270–2002 – owned of record – 6.81%.

Money Fund

Class A:           Morgan Keegan & Co. Inc., for the Exclusive Benefit of Customers, 50 N. Front Street, Memphis, TN, 38103-2126– owned of record – 19.12%.

                        Robert W. Baird & Co., Omnibus Account for the Exclusive Benefit of Customers, 777 East Wisconsin Ave., Milwaukee, WI 53202-5300 – owned of record – 22.54%.

                        American Enterprise Investment SVC, 707 2nd Ave. South, Minneapolis, MN 55402-2405 – owned of record – 32.45%.

Class B:           Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 21.96%.

                        Robert W. Baird & Co., Omnibus Account for the Exclusive Benefit of Customers, P.O. Box 672, Milwaukee, WI 53201-0672 - owned of record – 15.12%.

Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 - owned of record – 37.55%.

SWS Securities, Inc., Attn. Money Market, 1201 Elm Street, Dallas, TX
75270-2002 - owned of record – 7.26%.

Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers, 50 N. Front St., Memphis, TN 38103-2126 – owned of record – 5.02%.

California Municipal Fund

Class A:           Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 9.82%.

                        Luca Cafiero and Mary Rose Cafiero Ttees, Cafiero Family Trust DTD 7/27/94 (*BRKG*), Palo Alto, CA 94303-2943 – owned of record – 5.22%.

Class B:           Crowell Weedon & Co., for the Exclusive Benefit of Customers, Attn. James L. Cronk, 624 South Grand Avenue, Suite 2510, Los Angeles, CA 90017-3329 – owned of record – 47.03%.

                        Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 23.13%.

                        Stifel, Nicolaus & Co., Inc., for the Exclusive Benefit of Customers, 501 North Broadway, St. Louis, MO 63102 – 2110 – owned of record – 28%.

National Municipal Fund

Class A:           Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 28.89%.

                        Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers, 50 North Front Street, Memphis, TN 38103-2126 – owned of record -29.81%.

            Revocable Trust Agreement of H. Keith Brunnemer, Jr., 1355 Greenwood Cliff, Ste. 301, Charlotte, NC 28204-2981 – owned of record – 7.45%.

            Stoever Glass & Co., 30 Wall St., New York, NY 10005-2201 – owned of record – 6.14%.

Class B:           Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 18.75%.

                        Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, PA 19103-1628 – owned of record – 9.96%.

                        Stifel Nicolaus & Co, Inc., for the Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 – owned of record – 24.88%.

                        Robert W. Baird & Co., Omnibus Account for the Exclusive Benefit of Customers, P.O. Box 672, Milwaukee, WI 53201-0672 – owned of record – 19.03%.

                        SWS Securities, Inc., Attn. Money Market, 1201 Elm Street, Dallas TX 75270-2002 – owned of record – 9.48%.

                        Morgan Keegan & Co., Inc., for the Exclusive Benefit of Customers, 50 N. Front St., Memphis, TN 38103-2126 – owned of record – 14.63%.

New York Municipal Fund

Class A:           Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 6.46%.

                        The Bank of New York Mellon as Agents for Seymour Holding Corp., c/o The Durst Organization, 1 Bryant Park, FL 49, New York, NY 10036-6739 – owned of record – 5.55%.

Class B:           Janney Montgomery Scott LLC, Patricia Dambrosio, 1801 Market Street, Philadelphia, PA, 19103-1628 – owned of record – 37.53%.

                        Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – owned of record – 14.94%.

                        Stifel Nicolaus & Co., Inc. for The Exclusive Benefit of Customers, 500 N. Broadway, St. Louis, MO 63102-2110 – owned of record – 44.03%.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

            Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for each Fund.

APPENDIX A

(MONEY FUND ONLY)

            Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch"), and Thomson BankWatch, Inc. ("BankWatch"):

Commercial Paper and Short-Term Ratings

            The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.  Capacity for timely payment on issues with an A-2 designation is strong.  However, the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.  Issues rated Prime-2

(P-2) have a strong capacity for repayment of short-term promissory obligations.  This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

            The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch.  Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.  The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

            The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch.  Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.  Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings

            Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest.  Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest and, in the majority of instances, differ only in small degrees from issues rated AAA.  The rating AA may be modified by the addition of a plus or minus sign to show relative standing within the rating category.

            Bonds rated Aaa by Moody's are judged to be of the best quality.  Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group they comprise what are generally known as high-grade bonds.  Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.  Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category.  The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

            Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to slight market fluctuation other than through changes in the money rate.  The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.  Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad.  The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

            Fitch also assigns a rating to certain international and U.S. banks.  A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties.  In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings.  In addition, Fitch assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above.  Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support from central banks or shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk.  Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

            In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E.  BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries.  In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution.  BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

    APPENDIX B

(MUNICIPAL FUNDS)

            Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

            An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

            The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:  (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA

            Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA

            Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A

            Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Municipal Note Ratings

SP-1

            The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

            The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.  Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

Aaa

            Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

            Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what generally are known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.  Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

A

            Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Commercial Paper Ratings

            The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.  Issuers rated Prime-2

(P-2) have a strong ability for repayment of senior short-term debt obligations.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Municipal Note Ratings

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG).  Such ratings recognize the difference between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

            A short-term rating may also be assigned on an issue having a demand feature.  Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.  Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity.  Additionally, you should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

            Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.  As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1

            This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

            This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

Fitch

Municipal Bond Ratings

            The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt.  The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operating performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

            Bonds rated AAA are considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

            Bonds rated AA are considered to be investment grade and of very high credit quality.  The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

            Bonds rated A are considered to have a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

            Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

            Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

            Although the credit analysis is similar to Fitch's bond ratings analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

             Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

             Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

             Good Credit Quality.  Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

APPENDIX C

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

The following information is a summary of special factors affecting investments in California Municipal bonds.  It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy.  California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  The State, however, experienced a severe economic recession which began at the end of 2007, from which the State is still slowly recovering.  Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of that year and in the first quarter of 2010.  Taxable sales fell sharply in the first half of 2009 before increasing substantially in the third and fourth quarters of 2009 and the first quarter of 2010.  Taxable sales during the first two quarters of 2010 were up 3.6% from the first half of 2009.  The State's unemployment rate has increased from 5.9% at the start of 2008 to 12.6% in March 2010.  The rate improved slightly thereafter, falling to 12.4% in August 2010 and holding steady in September 2010.  For comparison, the U.S. unemployment rate at that time was 9.6%.

During 2008 and most of 2009, the State experienced what was the most significant economic downturn and financial pressure since the Great Depression of the 1930s.  As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls.  In response to the most severe economic downturn in the United States since the Great Depression, in the Amended 2009 Budget Act, the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over Fiscal Years 2008-09 and 2009-10.  The State adopted reforms in nearly every area of government to better contain costs in the future.  The 2010 Budget Act, adopted on October 8, 2010, made further reductions to many programs.  Overall General Fund spending has been reduced to a level well below what it was over a decade ago.

The State's housing sector is showing some signs of recovery.  Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by nearly 5% from September 2009 to September 2010, bringing the median price of these homes to approximately $310,000.  Unsold inventory trended downward in 2009, as did the number of days needed to sell a home.  While both measures appeared to bottom out early in 2010, they worsened during the summer and fall. Additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program.  The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.  The worst of the housing slump, though, may be over.  Home building permitting—which suffered a long, steady three-year decline starting in 2005—bottomed out early in 2009 and increased on a year-over-year basis at the start of 2010.  Permitting during the first nine months of 2010 was up 22% year-over-year, but remained at about only 35% of the pre-recession levels.

The longest and deepest recession in the post-Depression era is most likely over with both the State and national economies appear poised to make modest comebacks.  Output of the national economy grew for the fifth consecutive quarter in the third quarter of 2010, and California payroll employment grew by 7,800 jobs each month on average during the first eight months of 2010.  However, some sectors of both economies have yet to show any positive signs and the recovery will probably be moderate and prolonged by historical standards.  In addition, there can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State.

Population.  The State's July 1, 2009 population of about 38.5 million represented over 12% of the total United States population.  California's population is concentrated in metropolitan areas.  As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State.  As of July 1, 2009, the 5-county Los Angeles area accounted for 41% of the State's population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20%, with a population of over 7 million.

Recent Developments

Economic Developments.  On November 10, 2010, the State's Legislative Analyst's Office released a report projecting a possible budget deficit of $6.1 billion at the end of Fiscal Year 2010-11.   In addition, California's projected budget gap for Fiscal Year 2011-12 was $19 billion and the projected budget gap for Fiscal Years 2012-13 through Fiscal Years 2014-15 was $20 billion for each year.  On November 11, 2010, the Governor announced that he would declare a fiscal emergency and called a special session of the Legislature that was scheduled begin on December 6, 2010.  The Governor intended to present legislation to make spending reductions and other changes to the 2010 Budget Act necessary to address any estimated shortfall in the current fiscal year.

Other Developments. On November 2, 2010, voters approved the following initiative measures, which were effective immediately and will have an effect on the State's finances: (i) Proposition 22, which  restricts the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing.  It also prohibits actions taken in current and prior budgets to use excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds, and to borrow money from certain transportation funds; (ii) Proposition 25, which reduces the required vote in each house of the Legislature to adopt the annual budget act, "trailer bills" which accompany the budget act, and other appropriations measures to a majority from two-thirds; and (iii) Proposition 26, which expands the definition of "taxes" under existing Constitutional provisions which require a two-thirds vote of the Legislature to approve.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.  The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and revenue anticipation warrants ("RAWs").  State agencies and authorities also can issue revenue obligations for which the General Fund has no liability.

General Obligation Bonds.  The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary.  General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.  Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education.  Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of October 1, 2010, the State had outstanding over $76.8 billion aggregate principal amount of long-term general obligation bonds, of which over $68.1 billion was payable primarily from the General Fund and over $8.7 billion was payable from other revenue sources.  As of October 1, 2010, there were unused voter authorizations for the future issuance of approximately $42.9 billion of long-term general obligation bonds.  Of this unissued amount, over $1.31 billion is for bonds payable from other revenue sources.

A ballot measure will be submitted to the voters at the Statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.  As of October 1, 2010, the State had outstanding over $4.84 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 6.3% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program.  Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes.  Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds.  The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes.  Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time.  As of November 1, 2010, $1.29 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Revenue Debt.  In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing.  Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.  These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds.  In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors.  Certain of the lease-revenue financings are supported by special funds rather than the General Fund.  The State had approximately $9.8 billion General Fund-supported lease-revenue obligations outstanding as of October 1, 2010.  The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $12.3 billion authorized and unissued as of November 1, 2010.

Non-Recourse Debt.  Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability.  Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds.  The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.  State agencies and authorities had approximately $57 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of June 30, 2010.

Future Issuance Plans.  Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt to more than $78 billion, while still leaving authorized and unissued about $54 billion as of May 1, 2010.  The State has increased the volume of issuance of both categories of bonds substantially, starting in Fiscal Year 2007-08, in order to address the program needs for these new authorizations, along with those which existed before 2006.  The amounts and timing of future issuance of general obligation and lease revenue bonds depends on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State's budget condition have caused significant disruptions over the past two years in the State's bond issuance program.  Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009.  In March 2009, it issued $6.54 billion of new tax-exempt bonds.  A few weeks later, the State took advantage of a new Federal program called "Build America Bonds" ("BABs") to issue $6.86 billion of Federally taxable general obligations bonds, of which $5.3 billion were BABs.  BABs are bonds whose interest is subject to Federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on the BABs.  This will result in a net interest expense lower than what the State would have had to pay for tax-exempt bonds at that time and in that amount.  Between April 2009 and through September 2010, the State issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease revenue bonds, and the State expects to issue additional BABs during calendar year 2010.  The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate.  In May 2010, the House of Representatives passed a law which extends the BAB program for two years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration; this proposal has not yet been acted on by the Senate.

Based on the current projections of program expenditure needs, without taking any future authorizations into account, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to peak at about $114.6 billion by Fiscal Year 2015-2016, compared to the current total outstanding amount of about $79.8 billion.  The annual debt service costs on this amount of debt was estimated to increase to approximately $9.49 billion in Fiscal Year 2012-13, compared to about $6.84 billion estimated in Fiscal Year 2010-11.

In light of the substantial drop in General Fund revenues since Fiscal Year 2007-08 and the projections for substantial new bond sales in the future, the ratio of debt service on general obligation and lease revenue bonds supported by the General Fund, to annual General Fund revenues, can be expected to increase significantly in future years.  Based on the revised estimates contained in the 2010 Budget Act, in Fiscal Year 2010-11, the General Fund debt ratio is estimated to equal approximately 7.26% based on the assumed debt issuances discussed herein and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision.  Through Fiscal Year 2013-14, the State's General Fund debt ratio is projected to peak at 10.12% in Fiscal Year 2012-13.

Economic Recovery Bonds.  The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004.  Proposition 57 authorized the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004.  Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion.  In order to relieve current cash flow and budgetary shortfalls, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund.  That issuance represents the last ERBs that can be issued under Proposition 57, except for any future issuance of refunding bonds.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues collected from the 1/4¢ tax dedicated to repayment of the ERBs decreased to a level that did not provide adequate coverage above the required debt service amounts.  This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time.  In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009.  The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times.

Three different sources of funds are required to be applied to the early retirement of ERBs: (i) all proceeds from the dedicated 1/4¢ tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA").  As of October 2010, funds from these sources have been used for early retirement of approximately $3.98 billion of ERBs during Fiscal Years 2005-06 through 2010-11, including $1.495 billion which was transferred from the BSA in Fiscal Year 2006-07 ($472 million) and Fiscal Year 2007-08 ($1.023 billion).  The Governor suspended the BSA transfers in Fiscal Years 2008-09, 2009-10, and 2010-11 due to the condition of the General Fund.  As of September 1, 2010, a total of $7.28 billion in ERBs had been retired by the State, leaving an approximate outstanding balance of $7.39 billion in ERBs.

Tobacco Settlement Revenue Bonds.  In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years.  Under the MSA, half of the money will be paid to the State and half to local governments.  Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment.  Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things.  Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the General Fund.  In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund.  The back-up State guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005.  The back-up State guarantee now applies to the $3.14 billion of 2005 Refunding Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs").  This potential reduction is called an "NPM adjustment."  The State may dispute the PMs' right to an NPM adjustment for any year.  The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved.  Since 2006, the annual amount of revenues received by the State has incurred some level of withholding (ranging from approximately $32.8 million to $50.9 million) based on the PMs' assertion of their right to receive an NPM adjustment.  Nevertheless, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.  In addition, the State Attorney General is pursuing, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Cash Flow Borrowings and Management.  As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs.  The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year.  RANs must mature prior to the end of the fiscal year of issuance.  If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.  RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

The State entered Fiscal Year 2009-10 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in Fiscal Year 2008-09.  In addition, significant payments to public schools was deferred from the end of Fiscal Year 2008-09 into the first few weeks of July 2009.  By July 1, 2009, additional budget solutions for Fiscal Year 2009-10 had not been adopted.  Faced with reduced cash resources, the State Controller started to issue registered warrants ("IOUs") on July 2, 2009, for certain obligations of the State not having payment priority under law.  The State Controller was able to manage cash resources to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009.

On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.  With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for Fiscal Year 2009-10.  In order to provide an immediate increase in cash resources, the State issued $1.5 billion of RANs on August 27, 2009, which were scheduled to mature on October 5, 2009.  This permitted early redemption of the outstanding IOUs ($2.6 billion) as of September 4, 2009.

The State was able to manage its cash flows for the balance of Fiscal Year 2009-10, although the Legislature was required to defer certain payments in March and April 2010.  The State paid all of its obligations due through the end of the fiscal year using revenues and internal borrowable resources.  The General Fund ended the fiscal year owing $9.992 billion to special funds for such short-term cash flow borrowings.

The State started Fiscal Year 2010-11 with General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services.  This allowed the State to conserve its cash resources, and, unlike the previous year, no RAWs had to be issued.

Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, totaling approximately $6.7 billion payable from the General Fund.  The requirement that the State make up these payments created cash challenges for October and November 2010.  The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allows for short term deferrals of approximately $4.5 billion to help manage the cash flow during that period and (2) by issuing $6.7 billion of RANs on October 28, 2010 in a private placement with multiple financial institutions.  The State planned to issue $ 10 billion of RANs to public investors on or about November 23, 2010 which will allow repayment of the RANs from unapplied resources.

While the State's estimates of cash flow in Fiscal Year 2010-11 indicate a positive projected cash position in each month of the year (even after reduction of borrowable resources due to Proposition 22), this is not indicative of a return to fiscal health.  Rather, the State's cash position has improved as a result of (1) the cash deferral legislation and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds.  The State's fiscal officers are continuing to closely monitor developments that may affect the State's cash management requirements, including monthly cash receipts and disbursements.  There can be no assurance that deterioration in revenue and/or increases in expenditures in the current fiscal year or early in Fiscal Year 2011-12 will not require the State to implement additional cash management measures before the end of the fiscal year, including but not limited to additional payment deferrals, issuance of additional RANs, or issuance of RAWs or registered reimbursement warrants, to supplement its cash management program for Fiscal Years 2010-11 or 2011-12.

Ratings.  The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process.  The State's fiscal year begins on July 1 and ends on June 30.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year.  Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.  Following the submission of the proposed budget, the Legislature takes up the proposal.  The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.  The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature.  The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill.  Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.  Appropriations also may be included in legislation other than the Budget Act.  Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor.  Bills containing K-14 education appropriations require a simple majority vote.  Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

The General Fund.  The monies of the State are segregated into the General Fund and over 1,000 other funds, including special, bond and trust funds.  The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties.  The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund.  The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund.  At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.  In certain circumstances, monies in the SFEU may be used in connection with disaster relief.  For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund.  For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

The Budget Stabilization Account.  Proposition 58, approved in March 2004, created the BSA.  Beginning with Fiscal Year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced.  These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater.  The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target.  Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose.  A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

The 2007, 2008 and 2009 Budget Acts authorized the State to transfer funds from the BSA back into the General Fund.  On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the General Fund.  The Governor issued an executive order on May 28, 2008 suspending the Fiscal Year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, in light of the then-current condition of the General Fund.  In light of the condition of the General Fund, the Governor suspended the September 30, 2010 transfer from the General Fund to the BSA estimated at $2.8 billion (based on the 2010 Budget Act).  The Governor also had suspended the General Fund transfers to the BSA for Fiscal Year 2009-10 (approximately $2.8 billion) and Fiscal Year 2008-09 (approximately $3.0 billion).  There are currently no moneys in the BSA.

Inter-Fund Borrowings.  Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund.  If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund.  All money so transferred must be returned to the special fund from which it was transferred.  As part of the 2008 Budget Act, statutory changes were enacted to reclassify 18 existing State funds to become borrowable resources for General Fund cash flow purposes.  These funds increase the total amount of borrowable resources by approximately $3.5 billion.  An additional $500 million of additional borrowable resources was previously made available in August 2008 as a result of administrative actions taken by the Governor.  The Initial 2009 Budget Act reclassified an additional 19 funds to borrowable resources for General Fund cash flow purposes.  These funds will provide approximately $2 billion additional borrowable cash to the General Fund.  As of June 30, 2010, there was estimated to be approximately $9.922 billion of loans from the SFEU and other internal sources to the General Fund.

State Expenditures.

State Appropriations Limit.  The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit").  The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes.  There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative.  The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.  The Appropriations Limit is tested over consecutive two-year periods.  Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

The DOF projects the Appropriations subject to limitation to be approximately $25.747 billion and $17.590 billion under the Appropriations Limit in Fiscal Years 2009-10 and 2010-11, respectively.

Pension Trusts.  The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan.  As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients.  The projected payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $17.4 billion.  The State's contribution to CalPERS, through the PERF, has increased from $2.402 billion in Fiscal Year 2005-06 to $2.860 billion in Fiscal Year 2009-10, with an estimated $3.769 billion for Fiscal Year 2010-11.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP").  STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.  As of June 30, 2009, the Defined Benefit Program had approximately 1,745 contributing employers, approximately 615,216 active and inactive program members and 232,617 benefit recipients.  State contribution to CalSTRS, through STRP, has increased from $499 million in Fiscal Year 2005-06 to $563.1 million in Fiscal Year 2009-10, with an estimated $568 million for Fiscal Year 2010-11.

Over the last three years, CalPERS and CalSTRS have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.

Welfare System.  The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system.  This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain Federal welfare and public benefits to legal non-citizens (subsequent Federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.  Federal authorization for the TANF program was scheduled to extend until at least December 3, 2010.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998.  Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid.  The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.  The CalWORKs caseload projections are 552,000 and 578,000 cases in Fiscal Years 2009-10 and 2010-11, respectively.  Since CalWORKs' inception in January 1998, however, caseload is projected to have declined by over 10%.

As in prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the Federal Fiscal Year ("FFY") 1994 historic expenditures rather than the 75% MOE level California has been required to meet.  The 2010 Budget Act reflected an increase of MOE spending by $179.5 million in Fiscal Year 2010-11, to $2.9 billion, to reflect this penalty.  The Federal government recently notified California that it did not meet the 2008 work participation rate requirements and assessed a penalty of $47.7 million.  The State intends to seek relief from the FFY 2008 penalty based on current economic conditions and/or a corrective action plan.  To the extent full or partial relief is not obtained, any FFY 2008 penalty likely would not be assessed prior to Fiscal Year 2011-12.

Considerable improvement in work participation rates must be achieved to avoid additional Federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in Fiscal Year 2011-12.  Efforts to address improving work participation began during Fiscal Year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program.  Various long-term reforms will become effective beginning in Fiscal Year 2011-12.

Nationwide, the American Recovery and Reinvestment Act in February 2009 ("ARRA") appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund ("ECF") for FFYs 2009 and 2010.  A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment.  Through the ECF, a state can be reimbursed for 80% of expenditures in a fiscal year that exceed the level of state expenditures in each of these areas.  For the two-year period ending September 30, 2010, total General Fund savings resulting from the ECF are estimated to be over $708 million.

The 2010 Budget Act includes $407.8 million in General Fund savings. The bulk of these savings is derived from the extension of the ECF from October 1, 2010 through June 30, 2011, for General Fund savings of $395.4 million.

Health Care.  Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage.  Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, Federal matching funds are available if the State chooses to provide any of numerous optional benefits.  The Federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits.  Approximately 4 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.  Average monthly caseload in Medi-Cal was 7.28 million in Fiscal Year 2009-10.  Caseload is expected to increase in Fiscal Year 2010-11 by approximately 262,300 (3.6%) to 7.54 million people.

Medi-Cal expenditures are estimated to be $41.2 billion ($11.2 billion General Fund) in Fiscal Year 2009-10 and $50.2 billion ($12.2 billion General Fund) in Fiscal Year 2010-11.  The net increase of $1 billion of Medi-Cal expenditures in Fiscal Year 2010-11 is due primarily to base cost increases of about $4.2 billion and savings of $3.2 billion resulting from an anticipated increase in Federal funds and various program reductions.

Unemployment Insurance.  The Unemployment Insurance ("UI") program is a Federal-State program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own.  The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.  Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants.  The State reported that, absent changes to the UI Fund financing structure, the UI Fund had a deficit of $6.2 billion at the end of 2009 and $8.3 billion at the end of September 2010, and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $10.3 billion at the end of 2010, $13.4 billion at the end of 2011 and 16.0 billion at the end of 2012.

Commencing in January 2009, in accordance with Federal law, the State began to fund deficits in the UI Fund through a Federal loan to support benefit payments.  If the loan is repaid within the Federal fiscal year in which it is taken, the State does not have to pay interest on the loan.  If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds.  However, the ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment by the State would need to occur no later than September 30, 2011.  Assuming the State does not begin repayment of the loan prior to September 2011, in Fiscal Year 2011-12 the General Fund would be required to make an interest only payment of approximately $362.3 million from January 1 through September 30, 2011 (based on an assumed then outstanding Federal loan of $13.4 billion).  The amount payable in fiscal years after Fiscal Year 2011-12 (assuming no federal waiver of the interest payment) will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. Congress was considering an extension of the interest waiver beyond December 31, 2010.

Local Governments.  The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas.  There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services.  The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.  Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges.  During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.  However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Constitutional Amendment #4 ("Amendment No. 4"), approved by voters in 2004 as Proposition 1A, dramatically changed the State-local fiscal relationship.  These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act.  One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle.  In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.  This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years.  This arrangement continues without change in the 2010 Budget Act.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA").  The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations.  Pursuant to Proposition lA, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013.  The 2010 Budget Act includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the General Fund.  Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources.  Allocation of local transportation funds cannot be changed without an extensive process.  Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment authority funds from current revenue and reserves in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11, which allows redevelopment agencies to borrow from parent agencies.  These revenues are then shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax for the impacted schools that is shifted to the Supplemental Revenue Augmentation Funds in each county that were established by Proposition 1A.  The funds in the Supplemental Revenue Augmentation Fund are then used to offset various state General Fund costs incurred in the counties.  In Fiscal Year 2010-11, $350 million will be used to offset trial court costs.

The California Redevelopment Association ("CRA"), which includes a number of redevelopment agencies among its members, filed a lawsuit challenging the $1.7 billion shift described above.  The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys.  The CRA challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for Fiscal Year 2008-09.  The State withdrew its appeal of the decision and subsequently enacted legislation that it believes addresses the concerns noted by the trial court.  However, the subsequently enacted legislation is being challenged in the current CRA lawsuit, and in a separate lawsuit filed by a group of counties.

Trial Courts.  Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system.  The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties.  The State's trial court system will receive approximately $2.6 billion in State resources in Fiscal Year 2009-10 and $2.8 billion in Fiscal Year 2010-11, and $499 million in resources from the counties in each fiscal year.  The 2010 Budget Act reflects $55 million in General Fund reductions, plus an additional $17.4 one-time reduction.  The 2010 Budget Act also reflects an increase in fee revenues ($103.6 million) and the transfer of special fund balances ($130 million) to support operations.  In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays.  The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds.  Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Proposition 98.  On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act."  Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.  Any amount not funded by local property taxes is funded by the General Fund.  Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations.  However, that percentage has been adjusted to approximately 40% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools.  Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period.  Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2009-10 or 2010-11.

The Amended 2009 Budget Act reduced Fiscal Year 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion).  In comparison to the Fiscal Year 2008-09 revised Proposition 98 spending level, the Initial 2009 Budget Act included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments.  The Fiscal Year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.  In July 2009, Proposition 98 funding levels for Fiscal Years 2008-09 and 2009-10 were further reduced.  The Fiscal Year 2008-09 Proposition 98 funding level was established in statute at $49.1 billion.  This reflects another $1.6 billion reduction beyond the Initial 2009 Budget Act. Furthermore, the Amended 2009 Budget Act reduced Fiscal Year 2009-10 appropriations by $5.6 billion through a combination of payment deferrals ($1.8 billion), program reductions ($2.8 billion), and technical adjustments ($1.1 billion).

In order to balance the 2010 Budget Act, it was necessary to suspend the Proposition 98 guarantee by $4.1 billion in Fiscal Year 2010-11.  The Proposition 98 guarantee is reduced from the estimated minimum funding level of $53.8 billion down to a level of $49.4 billion, reflecting an additional veto reduction of $256 million.  Per the Proposition 98 constitutional formula, the $4.1 billion owed is added to the outstanding maintenance factor balance and will be repaid over multiple years.  The total program spending for Fiscal Year 2009-10 is calculated at $49.5 billion.  The 2010 Budget Act also includes $300 million in settle-up payments that do not count towards the Fiscal Year 2010-11 Proposition 98 guarantee, but reduces the settle-up owed at the end of Fiscal Year 2009-10 by a like amount.

In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion.  That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund.  This suspended amount is added to the existing maintenance factor.  This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has recently been settled.  The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full.  Due to the State's severe revenue decline, the Amended 2009 Budget Act suspended this payment for Fiscal Year 2009-10.  The 2010 Budget Act restarts the annual settlement payments by providing $30 million for Fiscal Year 2009-10 and $420 million for Fiscal Year 2010-11, a total of $450 million.

Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates.  Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations.  The current estimate of the remaining obligation is $1.5 billion.  The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million.  The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation. Legislation related to the 2008 Budget Act suspends the Fiscal Year 2008-09 allocation.  As a result, the outstanding settle-up balance as of the 2008 Budget Act is $1.1 billion.  The February 2009 budget package used the $1.1 billion to pay for school district revenue limit costs in Fiscal Year 2008-09.  The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for Fiscal Year 2006-07 are $212 million below the amounts required by the Proposition 98 minimum guarantee.  This amount should be appropriated by the Legislature beginning in Fiscal Year 2014-15.  The final amount of settle-up owed for Fiscal Years 2009- 10 and 2010-11 is unknown until the Proposition 98 guarantee factors for that year are certified, usually a few years after the close of the fiscal year.

Constraints on the Budget Process.  Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.  More recently, a new series of Constitutional amendments have affected the budget process.  These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.  This, and other recent Constitutional amendments, including two initiative measures approved in November 2010 that affect the budget process, are described below.

Proposition 58 (Balanced Budget Amendment).  Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits.  As a result, the State may have to take more immediate actions to correct budgetary shortfalls.  Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the General Fund.  The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  Proposition 58 also prohibits certain future borrowing to cover budget deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004).  Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing.  The amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years.  The 2010 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period.  The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $950 million.  The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing  authority.  This borrowing generated $1.998 billion that will be used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding).  An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools.  This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million.  These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006).  On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions.  The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period.  The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09 and 2009-10 all fully funded the Proposition 42 transfer, and replaced it with increased fuel excise tax revenues that go directly to local governments for road maintenance and to the State Highway Account for highway maintenance and rehabilitation projects.  The Amended 2009 Budget Act fully funded the Proposition 42 transfer in Fiscal Year 2009-10 at $1.433 billion.   However, the 2010 Budget Act still includes $83 million to repay a portion of past suspensions.

Local Government Funds (Proposition 22 of 2010).  Proposition 22 supersedes some parts of Proposition 1A, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Proposition 22 also supersedes Proposition IA in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings.  Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed.  Passage of this measure eliminates an estimated $850 million in General Fund relief in Fiscal Year 2010-11, an amount which would have grown to over $1 billion by Fiscal Year 2013-14.  The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State's flexibility in reaching budget solutions in the future.  The State has used these actions for several billion dollars of solutions in some recent years.

Increases in Taxes or Fees (Proposition 26 of 2010).  This ballot measure revises provisions in the State's Constitution dealing with tax increases.  The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Passage of this measure is expected to have the same impact on transportation related taxes as Proposition 22.

Sources of Tax Revenue

The severe economic downturn resulted in General Fund revenues in Fiscal Year 2009-10 falling by approximately 16% from their peak in Fiscal Year 2007-08.  The State is currently emerging from the recession, and although the level of unemployment is still very high, economic growth is rebounding.  As a result, estimated General Fund revenues in Fiscal Year 2010-11 ($94.2 billion) are expected to rebound by approximately 8.4% above the depressed Fiscal Year 2009-10 levels.  Future revenues will be affected by the expiration after Fiscal Year 2010-11 of temporary tax increases enacted in Fiscal Year 2009-10, which represent about $7 billion in receipts in the current year, as well as the expiration of certain one-time revenues which were obtained in Fiscal Years 2009-10 and 2010-11.

The Initial and Amended 2009 Budget Acts included several major changes in General Fund revenues, include certain tax law changes intended to increase tax compliance and accelerate some revenues.  As part of the Initial 2009 Budget Act, the following tax and fee increases were adopted: (i) the General Fund sales and use tax rate was temporarily increased by 1 cent, from 5% to 6%.  This tax increase will be in effect through June 30, 2011 and is expected to generate additional sales tax revenues of $4.299 billion in Fiscal Year 2009-10 and $4.223 billion in Fiscal Year 2010-11; (ii) VLF rates were temporarily increased from 0.65% to 1.15% with 0.35% going to the General Fund.  This increase will remain in effect through June 30, 2011 and is expected to generate additional revenues of approximately $1.386 billion in Fiscal Year 2009-10 and $1.472 billion in Fiscal Year 2010-11; (iii) a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010, which is expected to generate approximately $2.707 billion of additional General Fund revenues in Fiscal Year 2009-10 and $1.073 billion in Fiscal Year 2010-11; and (iv) a temporary reduction in the income tax exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values), which is expected to generate approximately $1.429 billion of additional General Fund revenues in Fiscal Year 2009-10 and $700 million in Fiscal Year 2010-11.

The Amended 2009 Budget Act included the following tax law changes affecting the General Fund: (i) requiring non-retailers holding a business license with least $100,000 in gross receipts to register with the Board of Equalization and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid.  This law change was expected to increase General Fund sales and use tax revenue by $26 million in Fiscal Year 2009-10 and $123 million in Fiscal Year 2010-11; (ii) beginning with the 2010 tax year, individuals and corporations who pay estimated taxes will be required to pay 30% for the first quarter (April 15), 40% for the second quarter (June 15), 0% for the third quarter (September 15) and 30% for the fourth quarter (December 15 for corporations and January 15 for individuals).  This law change is expected to accelerate $1.295 billion into Fiscal Year 2009-10 ($672 million in personal income tax receipts and $623 million in corporate tax receipts) and $98 million in Fiscal Year 2010-11 ($60 million in personal income tax receipts and $38 million in corporate tax receipts); (iii) an increase in current wage withholding rates by 10%, which is expected to accelerate $1.6 billion of personal income tax receipts into Fiscal Year 2009-10; and (iv) conforming State law to Federal law by requiring a withholding rate of 7% on earnings reporting on certain IRS tax forms (W-2G and 1099) for State purposes whenever it is required for federal purposes, which is expected to increase personal income tax revenues by $32 million in Fiscal Year 2009-10 followed by an additional $31 million in Fiscal Year 2010-11.

Enactment of Proposition 26 on November 2, 2010 will make it more difficult in the future for the State to raise taxes.

Personal Income Tax.  The California personal income tax, which accounted for 51.6% of General Fund tax revenues in Fiscal Year 2009-10, is closely modeled after Federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index.  Personal, dependent and other credits are allowed against the gross tax liability.  In addition, taxpayers may be subject to an alternative minimum tax ("AMT").  The personal income tax structure is highly progressive.  For instance, it is estimated that the top 1% of taxpayers paid 42.8% of the total personal income tax in the 2008 tax year. A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate, became effective January 1, 2005 (9.55% for tax years 2009 and 2010).  The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts.  Capital gains tax receipts accounted for 14.8% of General Fund revenues and transfers in Fiscal Year 2000-01. The 2010 Budget Act projects that capital gains will account for 3.6% of General Fund revenues and transfers in Fiscal Year 2009-10 and 5.6% in Fiscal Year 2010-11.

Sales and Use Tax.  The sales and use tax, which accounted for 30.6% of General Fund tax revenues in Fiscal Year 2009-10, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California.  Most retail sales and leases are subject to the tax.  However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity.  Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of October 1, 2010, the breakdown of the base State and local sales tax rate of 8.25% is as follows: 6% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

Existing law provides that 0.25% of the basic State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast.  The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year.  The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Corporation Tax.  Corporation tax revenues, which accounted for 10.6% of General Fund tax revenues in Fiscal Year 2009-10,  are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation).

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which are to become effective in 2011 or later.

Insurance Tax.  The majority of insurance written in California is subject to a 2.35% gross premium tax.  For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles.  Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance.  This ruling is expected to result in a total loss of $406 million spread over several years; the impact was $15 million in Fiscal Year 2008-09, and is estimated to be $11 million in Fiscal Year 2009-10, $230 million in Fiscal Year 2010-11 and $149 million in Fiscal Year 2011-12.

Vehicle License Fee.  The Amended 2009 Budget Act temporarily increased the VLF from 0.65% to 1.15%, effective May 19, 2009, through June 30, 2011.  Of this 0.5% increase, 0.35% goes to the General Fund with the remaining 0.15% going to local law enforcement.

Other Taxes.  Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.  The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return.  The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010.  It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005.  These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax.  The 2010 Budget Act assumes receipts of $800 million based on reinstatement of the Federal estate tax after January 1, 2011.  Federal estate tax law may be changed to modify or eliminate the State's pick-up tax.

Special Fund Revenues.  The State Constitution and statutes specify the uses of certain revenue.  Such receipts are accounted for in various special funds.  In general, special fund revenues comprise three categories of income:  (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products;  (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).  Motor vehicle related taxes and fees are projected to account for approximately 39% of all special fund revenues in Fiscal Year 2010-11.  Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs.  In Fiscal Year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles.  About $2.9 billion of this revenue is projected to be returned to local governments.  The remainder will be available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products.  Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999.  At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes.  In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999.  The State's excise tax proceeds are earmarked for early childhood development, education, health, research and other programs.

American Recovery and Reinvestment Act.  The ARRA provides approximately $787 billion of economic stimulus actions in the form of direct payments from the Federal government and tax relief to individuals and businesses nationwide.  The stimulus bill provides about $330 billion in aid to states, about $170 billion for Federal projects and non-state aid, and about $287 billion of tax relief.  The State estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief.  As of June 30, 2010, the State has been awarded $907 million for labor and workforce development, $7.6 billion for education, $3.8 billion investment for transportation infrastructure, $2.9 billion for energy, $1.9 billion for science and technology, $1.5 billion for water and environment, $1.2 billion for housing, $676 million for public safety, $464 million investment for health and human services and $1.2 billion for other projects.  The 2010 Budget Act includes an estimated $5.4 billion in Fiscal Year 2009-10 and a minimum of $4.2 billion in Fiscal Year 2010-11 ARRA funds to offset General Fund expenditures.  Of the estimated $3.6 billion of additional Federal funds still subject to action and approval by the Federal government which are included in the 2010 Budget Act, up to another $500 million may come from ARRA.  Of the $1.8 billion of additional Federal funds which have been approved, $1.3 billion is from ARRA.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes from stock options and capital gains activity.  During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits.  The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year.  This allowed the budgets in those years to end with substantial positive balances.  The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

Final estimates relating to Fiscal Year 2006-07 indicated that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed.  As a result of the revised estimates and improved economic results that generated increases in tax revenues, the State estimated that the fund balance at June 20, 2006 was about $3.5 billion, of which $3 billion was in the SFEU.

2007 Budget Act.  The 2007 Budget Act was adopted by the Legislature on August 21, 2007 and signed by the Governor on August 24, 2007.  The 2007 Budget Act included the largest reserve of any budget act in the State's history ($4.1 billion) due to the large number of risks in the Act.  Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in Fiscal Year 2006-07 to $101.2 billion in Fiscal Year 2007-08.  The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in Fiscal Year 2006-07.  The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

During Fiscal Year 2007-08, the State faced a number of issues that affected the General Fund and reduced the budget reserves included in the 2007 Budget Act, including (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) higher than expected Proposition 98 spending.  Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which could not be repeated in Fiscal Year 2008-09.

It was projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act.  Subsequent projections estimated a total reserve at June 30, 2008 of $3.113 billion.  The continuation of a positive budget reserve was significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and transfer of the BSA reserve to the General Fund ($1.495 billion).

As part of the adoption of the 2008 Budget Act, General Fund revenues for Fiscal Year 2007-08 were projected at $102 billion, an increase of $1.8 billion from 2007 Budget Act projections.  In addition, General Fund expenditures for Fiscal Year 2007-08 were projected at $103.4 billion, an increase of $1.1 billion compared to the 2007 Budget Act projection.  Legislation was adopted at the fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

2008 Budget Act.  The 2008 Budget Act was adopted by the Legislature on September 16, 2008 and signed by the Governor on September 23, 2008.  The 2008 Budget Act, combined with actions taken during the fiscal emergency legislative session, resolved the $17.3 billion budget deficit and was projected to provide a modest reserve of $1.7 billion, but projected a deficit of $1 billion for Fiscal Year 2009-10.  Under the 2008 Budget Act, as originally enacted, General Fund revenues and transfers were projected to decrease from $103 billion in Fiscal Year 2007-08 to $102 billion in Fiscal Year 2008-09, and General Fund appropriations were estimated at $103.4, up only $100 million from Fiscal Year 2007-08.  The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion from the June 30, 2008 reserve.

The 2008 Budget Act had the following major General Fund components:

1.         Deficit Matters.  The 2008 Budget Act resolved the budget deficit via a number of solutions, 46% of which were expenditure reductions totaling $8 billion.  Additional solutions included: $8.4 billion in revenue increases, $0.7 billion in borrowing, a reduction in the reserve of $306 million, $855 million in transfers to the General Fund from other special funds, savings of $340 million from the delay of enacting the 2008 Budget Act, a Governor's Executive Order reducing the use of certain part-time employees by the State, the use of $500 million of revenue from sales tax on gasoline to offset certain General Fund costs associated with transportation, and other one-time budgetary actions.

2.         Cash Flow Management.  In order to reduce the need for external borrowing, the Legislature approved a plan to smooth cash flow imbalances by shifting certain payments for some programs.  This plan was projected to reduce the need for external borrowing by $3 to $4 billion in Fiscal Year 2008-09.

3.         Proposition 98.  The Proposition 98 Guarantee for Fiscal Year 2008-09 was projected to grow to $58.1 billion.  The 2008 Budget Act fully funded the Proposition 98 minimum guarantee, appropriating $41.9 billion from the General Fund and the remainder from local revenue.

4.         K-12 and Higher Education.  Total expenditures for K-12 education programs in Fiscal Year 2008-09 were projected to be $71.9 billion ($42 billion from the General Fund).  The 2008 Budget Act reflected total funding for higher education of $20.7 billion, including $14.2 billion General Fund and Proposition 98 sources for all major segments of higher education.

5.         Health and Human Services.  The 2008 Budget Act included funding of $31 billion from the General Fund for Health and Human Services Programs, which was an increase of $ 1.6 billion from the revised Fiscal Year 2007-08 estimate.

6.         Transportation Funding.  The 2008-09 Budget Act included $1.42 billion to fully fund Proposition 42 in Fiscal Year 2008-09.

Since the enactment of the 2008 Budget Act, economic conditions in the State worsened considerably from projections.  The 2009-10 Governor's Budget projected that the State would end Fiscal Year 2008-09 with no reserve, compared to the original estimate of $1.7 billion.  Subsequent projections estimated a total reserve deficit on June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate.  Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in Fiscal Year 2008-09 and address the State's cash shortage.

2009 Budget Act.  The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence.  Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009.  At that time, amendments to the 2008 Budget Act were enacted along with, more than four months early, a full budget act for Fiscal Year 2009-10 (the "Initial 2009 Budget Act").  The State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for Fiscal Years 2008-09 and 2009-10.  It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.  These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State's financial circumstances, and assuming receipt of approximately $8 billion of Federal stimulus funds to offset General Fund costs and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase 9.3%, from $89.4 billion in Fiscal Year 2008-09 to $97.7 billion in Fiscal Year 2009-10.  The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in Fiscal Year 2008-09.  The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion.

As the recession deepened throughout the spring of 2009, revenues continued to erode and the budget again had fallen out of balance.  On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the Legislature to solve the new $24.3 billion deficit.  The Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009 the Amended 2009 Budget Act.  The prior year's resources available balance in the Amended 2009 Budget Act reflected a net increase of $72 million for Fiscal Year 2008-09 since the 2008 Budget Act.  Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in Fiscal Year 2008-09 to $89.5 billion in Fiscal Year 2009-10.  The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in Fiscal Year 2009-10, compared to $91.5 billion in Fiscal Year 2008-09, a 7.5% decrease.  The June 30, 2010 total reserve initially was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

The Amended 2009 Budget Act contained the following major General Fund components:

1.                  Addressing the Deficit.  The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes).  Spending cuts were implemented in virtually every State program that received General Fund support.  The budget solutions included spending reductions of $31 billion and also included an estimated receipt of $8 billion of Federal stimulus funds.  Additional solutions included $12.5 billion of tax increases and $8.4 billion of other solutions.

2.                  Federal Stimulus.  The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset General Fund expenditures in Fiscal Years 2008-09 and 2009-10.

3.                  Proposition 98.  The Proposition 98 Guarantee for Fiscal Year 2009-10 was projected to be $50.4 billion, of which $35 billion was the General Fund portion.  Currently, the Proposition 98 guarantee for Fiscal Year 2009-10 is projected to be $49.9 billion, of which $34.7 billion is the General Fund portion.

4.                  K-12 and Higher Education.  The Amended 2009 Budget Act included $50.4 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion was funded from the General Fund.  The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.6 billion General Fund and Proposition 98 sources for all major segments of Higher Education.

5.                  Health and Human Services.  The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10.  Due to the State's severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10.

6.                  Transportation Funding.  The Amended 2009 Budget Act included $1.441 billion of General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10.  Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund such as debt service on transit bonds and other transportation programs.  Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act (Shaw v. Chiang), which resulted in the judicial invalidation of the use of those funds as appropriated.  Fuel excise tax revenues will be used to offset highway bond debt service thus providing increasing General Fund relief beginning in Fiscal Year 2009-10 and growing in future years.  Remaining Public Transportation Account funds and new diesel sales tax revenues were used to offset transit bond debt service allowable under the court ruling in Fiscal Years 2009-10 and 2010-11.  After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset.

Additionally, $650 million of excise tax proceeds available from this legislation in Fiscal Year 2010-11 was proposed to be loaned to the General Fund and repaid in three years.  The 2010 Budget Act assumes fuel excise tax revenues will be used to offset highway bond debt service, providing $491 million of General Fund relief in Fiscal Year 2010-11.  Additionally, $225 million of Public Transportation Account funds and diesel sales tax revenues will be used to offset transit bond debt service allowable under the court ruling.  All of these actions are apparently prohibited by enactment of Proposition 22, although fund transfers which took place prior to November 3, 2010 are not affected.  Of the amounts of General Fund solutions above, at least $850 million are not expected to be realized in Fiscal Year 2010-11.

Events after adoption of the Amended 2009 Budget Act resulted in the State ending Fiscal year 2009-10 with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act) and expenditures of $86.3 billion (compared to $84.6 billion projected).  As a result, the State exhausted the projected General Fund reserve and ended Fiscal Year 2009-10 with a negative General Fund balance of $6.3 billion.

2010 Budget Act.  The 2010 Budget Act was the latest budget enactment in State history.  The 2010 Budget Act projects revenues and transfers to the General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion.  An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44%), Federal funds (28%) and various other one-time receipts, loans and other solutions (28%).  The 2010 Budget Act also included Special Fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.  Whether the State will be able to receive all the projected receipts or achieve all the planned expenditure reductions will depend on future actions at the State and Federal level, and there is no assurance that all of the assumptions will be met.  Furthermore, Proposition 22 will prohibit the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the current fiscal year and increased effects on future years.  The State projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire at the end of the Fiscal Year 2010-11.

Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in Fiscal Year 2010-11 compared against projected expenditures (assuming the workload budget from Fiscal Year 2009-10, adjusted for increases in costs and certain other developments but no changes in law).  The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions.  The majority of these solutions are one-time or temporary in nature, which will cause budget gaps to recur in Fiscal Year 2011-12 and beyond.  The 2010 Budget Act solutions consist of the following major components : (i) $8.4 billion in expenditure reductions (43.6% of total solutions); (ii) $5.4 billion in additional federal funds above ongoing Federal support of state programs and commitments of funds from ARRA (28% of total solutions); and (iii) $5.5 billion in other one-time solutions (28.4% of total solutions).

The 2010 Budget Act has the following significant General Fund components:

1.                  Health and Human Services.  General Fund expenditures are proposed to decrease by $853 million.  Some of the largest reductions include decreases of (i) $187.1 to the Department of Health Care Services by enrolling seniors and people with disabilities in managed care plans and deferring some payments, (ii) $365.7 million to the Department of Social Services from advances in TANF grants, (iii) $300 million to the Department of Social Services  in funding for in-home services due to assumed additional Federal funds and (iv) a 3.6% across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume

2.                  Corrections and Rehabilitation. A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State's prison system to reduce per-inmate medical costs to a level comparable to other states' correctional health-care programs, and a decrease of $200 million from projected reduction of inmate population.

3.                  Proposition 98.  A decrease of $4.1 billion due to suspension of the Proposition 98 guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remains the same as in the prior year, and is higher with Federal funding increases.

4.                  General Government.  A reduction of $1.6 billion in State employee compensation through collective bargaining agreements and other administrative actions.  A reduction of $449.6 million through a 5% workforce reduction and $130 million in associated operating expense and equipment savings.  A one-time reduction of $365 million by suspending most State mandates not related to elections, law enforcement, and property taxes.

The 2010 Budget Act assumes the State will benefit from $5.4 billion in additional Federal funds or flexibility to reduce expenses by waiver of Federal requirements.  This $5.4 billion of Federal aid is above amounts in ongoing Federal programs or stimulus moneys previously approved.  As of November 1, 2010 about $1.83 billion of these funds have been approved, consisting of a decrease in State expenditures of $1.33 billion resulting from extension by prior act of Congress of the enhanced Medicaid funding and a decrease in State expenditures of approximately $500 million from Federal approval of a Medi-Cal Financing Waiver.  The State is continuing to seek the remaining funding, which includes a decrease of $395.4 million resulting from continuation by prior act of Congress of TANF funding and a prospective decrease of $3.1 billion in State expenditures in anticipation of increased Federal funding for a number of areas, including incarceration of undocumented immigrant felons, special education and Medicare and Medicaid programs.  Congress has not taken action on these items, which are still the subject of discussions between the State and the Federal government.

The 2010 Budget Act and related legislation addressing the State's financial situation, and the State's cash management plan, were based on a variety of assumptions that could be adversely impacted if they do not materialize.  Some events have occurred since enactment of the 2010 Budget Act which already erode those assumptions.  There can be no assurances that the financial condition of the State will not be further materially and adversely affected by actual conditions or circumstances.

Litigation

The State is a party to numerous legal proceedings.  The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Budget Related Litigation.  In Epstein, et al. v. Schlvarzenegger, et al., two taxpayers have filed a lawsuit seeking to enjoin the sale of State office properties, which was scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities requires the approval of the Judicial Council, which had not been obtained, and that the entire sale of all properties constitutes a gift of public funds in violation of the State Constitution and a waste of public funds in violation of State law.  Plaintiffs' request for a temporary restraining order was denied, and a hearing regarding plaintiffs' request for a preliminary injunction was scheduled prior to the scheduled closing date for the sale.

In Robles-Wong, et al. v. State of California plaintiffs challenge the constitutionality of the State's "education finance system."  Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court.  It is currently unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system. An initial hearing on these matters was set for December 10, 2010.

Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act:  Steinberg v. Schwarzenegger, et al. and St. John's Well Child and Family Center, et al. v. Schwarzenegger, et al.  Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power.  The appellate court allowed the Steinberg  petitioners to intervene in the St. John's action.  The appellate court then denied the writ and upheld the vetoes in the St. John's action.  Petitioners requested review of the ruling by the California Supreme Court, which was granted in June 2010.  The State Supreme Court issued a decision affirming the appellate court ruling that the vetoes were lawful.  Steinberg  was stayed pending resolution of the St. John's matter, with the stay to remain in effect until 30 days after the St. John's matter is final.

Action Challenging Reductions to Child Care Services. In Parent Voices Oakland, et al. v. Jack O'Connell, et al. an advocacy group and parents challenge the implementation of the Governor's veto of $256 million from a program that provides subsidized child care services to low-income families who participated in the CalWORKS program, alleging the termination of services fails to comply with due process and applicable administrative procedures.  Plaintiffs request that the court order the State to continue providing services pending compliance with appropriate procedures.  On November 5, 2010, the trial court ordered a temporary stay of the terminations and required the State to provide new notices to recipients who are subject to termination that they may be screened for eligibility for other child care services. A further hearing was scheduled for November 23, 2010.

In Poizner v. Genest, et al., the State Insurance Commissioner challenges the proposed sale of a portion of a public enterprise providing workers' compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

In Lord, et al. v. Schwarzenegger, et al., petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees.  Petitioners allege that the State budget bill enacted in July 2009 violates the California Constitution provision that requires that a statute embrace one subject expressed in its title.  The bill includes budget-related items intended to reduce various State expenses and increase various State revenues, including deferral of payment of State employee compensation and elimination of a rural health care subsidy paid to the petitioner and other State employees.  Petitioners seek a declaration that the bill is unconstitutional.  If petitioners are successful, this case could nullify the entire bill.  The trial court ruled the bill violated the Constitution, and it struck from the bill the provision eliminating the rural health care subsidy program, leaving the remainder of the bill intact.

Petitioners in California Redevelopment Association, et al. v. Genest, et al., challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds.  Petitioners are asking the trial court to enjoin implementation of the legislation.  A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties.  The trial court denied the petitions in both matters, and petitioners in the California Redevelopment Association matter appealed.  The appellate court denied petitioners' request for a stay pending resolution of the appeal.

In several cases, petitioners challenge the Governor's executive orders directing the furlough without pay of State employees.  The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010.  The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.  On July 28, 2010, the Governor issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until the budget for Fiscal Year 2010-11 was adopted and the State determined that it had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act.  (Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al.)  The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. (PECG v. Schwarzenegger; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; and Service Employees International Union, Local 1000 v. Schwarzenegger, et al.)

Various other actions are pending with respect to other challenges to these executive orders, including challenges to the application of the furlough to certain classes and types of employees, the accrual of furlough time, procedural violations concerning the promulgation of the order and unlawful interference with constitutionally mandated obligations to certain plan participants.

In a separate action, Schwarzenegger; et al. v. Chiang, et al., the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other Statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General.  The trial court ruled in favor of the Governor, and various parties have appealed.  The Lieutenant Governor has been voluntarily dismissed from the appeal.

In TOMRA Pacific, Inc. et al. v. Chiang, et al., plaintiffs challenge three transfers totaling $415.7 million from a special State recycling fund to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of State law.  In California Chamber of Commerce et al. v. Chiang et al., which has been consolidated with the TOMRA  case, plaintiffs challenge these same transfers on the grounds that their inclusion violates the provision of the State Constitution that requires that a statute embrace one subject.  On June 15, 2010, the trial court issued a ruling denying the plaintiffs' requests for a writ of mandate in both cases, and plaintiffs appealed.

Tax Refund Cases.  Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional.  Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Boardand Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board.   An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.  The trial court has ruled in favor of the State in each matter.

            A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board ("FTB").  Bakersfield Mall LLC v. Franchise Tax Board, was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court.  A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action.  CA-Centerside II, LLC v. Franchise Tax Board.  If either case proceeds as a class action, the claimed refunds would be significant.

Plaintiff in River Garden Retirement Home v. California v. Franchise Tax Board alleges that the penalty under the State's tax amnesty program is unconstitutional.  The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested.  The trial court granted summary judgment for the FTB, and the ruling was affirmed on appeal.  The State Supreme Court denied review of the appeal.  The potential fiscal impact of the case could be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization and  Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I"),  tax refund cases, involve the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A third case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II"), has been filed involving the same issue but for different tax years than in the Lucent I matter.   In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed.  The appeal was heard on October 21, 2010. The trial court ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board, the plaintiff is challenging the denial of a deduction for dividends under the State's Revenue and Taxation Code.  After the Tax Code was held to be unconstitutional, the FTB allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statue was still open.  The trial court sustained the demur of the FTB on this issue and plaintiff unsuccessfully appealed.  Plaintiff also challenges the tax amnesty penalty.  An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Services Tax Cases (Dell, Inc. v. State Board of Equalization), the appellate court ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers.  The State will now be required to refund the tax with interest.  The amount of the refund has not yet been determined, but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board challenge a section of Revenue and Taxation Code which imposes a penalty for large understatement of corporate tax, alleging it violates the State and Federal constitutions, and was not properly enacted.  The trial court ruled in favor of the FTB.  Petitioner has appealed. An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters.  In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site.  Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site.  The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State.  The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending.  ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board (Atlantic Richfield Co. v. State of California).  ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past clean up efforts.  It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to Federal and State agencies.  The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement.  The State denies plaintiffs' claims.  The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established.  The possible fiscal impact on the General Fund is unknown at this time.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

            Escheated Property Claims.  In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang.  Both Suever  and Taylor  are styled as class actions but to date no class has been certified.  The Suever  and Taylor  plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights.  In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid.  The district court certified this issue for appeal.  Plaintiffs in Suever  and Taylor  also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment.  The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed.  The Ninth Circuit ruled against plaintiffs on the two consolidated Suever  appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in Federal court for anything other than the return of their property or the proceeds of its sale.  The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court.  The district court granted the State's motion for summary judgment on all remaining claims in Suever, and plaintiffs have appealed.

Action Seeking Damages for Alleged Violations of Privacy Rights.  In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband.  This matter has been certified as a class action.  The trial court granted judgment in favor of the State.  Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees.  The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future.  Plaintiffs may not seek further review of the trial court's rulings until 2013.  If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada.  Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit.  The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling.  The economic damages claim exceeds $500 million.  On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees.  The total judgment with interest is approximately $490 million.  The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal.  The State will vigorously pursue its appeal of this unprecedented award.

Actions to Increase Amount of State Aid for Dependent Children.  In Katie A., et al. v. Bonta, et al., a class action against Department of Health Services ("DHS"), Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care.  The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members.  Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master.  On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings.  Plaintiffs filed another motion for preliminary injunction in the district court.  The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. At this time, it is unknown what financial impact this unprecedented litigation would have on the General Fund.

Local Government Mandate Claims and Actions.  In litigation filed in November 2007, California School Boards Association et al. v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the State Constitution.  Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement.  The trial court ruled that the Legislature had improperly failed to fund State education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs.  The State has appealed the ruling regarding the failure to fund mandates and plaintiffs filed a cross-appeal regarding the denial of an order to pay $900 million allegedly owed.  The trial court judgment has been stayed pending resolution of the appeal.  At this time it is unknown what fiscal impact this matter would have upon the General Fund.

In Department of Finance v. Commission on State Mandates, et al, the DOF is seeking to overturn a determination of the Commission on State Mandates that a State law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the Federal requirements for individualized education plans and, therefore, is an unfunded State mandate.  The parties reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in Fiscal Year 2011-12, and will permanently increase the special education funding formula by $65 million annually, beginning in Fiscal Year 2009-10.  The settlement was dependent upon funding by the Legislature, which failed to provide funding for the settlement agreement. The trial court granted the request for dismissal filed by the Department of Finance. The school districts and county offices of education have indicated they will seek reimbursement on their claims through the normal procedure.

            In Department of Finance v. Commission on State Mandates, the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program.  Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego  Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State  Mandates, et al.), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs.  Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee.  The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts.  In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts").  Those Amended Compacts are being challenged in three pending cases.  A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

            In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band.  The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California.  The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith.  The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed.  On appeal, the Rincon Band did not challenge the validity of the Amended Compacts.  The appellate court reversed the dismissal of the claim involving the total number of gaming device licenses and affirmed the dismissal of the Rincon's claim for damages.  The U.S. Supreme Court denied the State's petition, seeking review of the Ninth Circuit's decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties.  The court granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith.  The State filed a petition for certiorari to the U.S. Supreme Court.  The district court also granted Rincon's motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses, and the State has appealed.

San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machines licenses are available for issuance to all tribes that signed compacts with the State than the number of such licenses determined by the State in 2002.  Should relief be granted and more licenses available, the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State.  An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts.  The district court dismissed the complaint, and plaintiff appealed.  The Ninth Circuit reversed the order and remanded the matter back to district court.  The district court granted plaintiff's motion for summary judgment regarding the number of licenses, and the State appealed.

In Twenty-Nine Palms Band of Mission Indians v. Schwarzenegger; et al., plaintiff seeks a declaration that monetary distributions made to tribe members and derived from its casino gambling operation profits and income earned by tribe members by means of employment at the tribe casino, are exempt from State taxation based upon the Federal Constitution, Federal statutes and the Tribal Compact between plaintiffs and the State.  The district court dismissed the complaint without leave to amend it.  The plaintiff has appealed.  It is currently unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Healthcare Reform.  The adult prison health care delivery system includes medical health care, mental health care and dental health care.  The annual budget for this system is exceeds $1.8 billion.  The system is operated by the California Department of Corrections and Rehabilitation, and affects approximately 33 prisons throughout the State.  There are three significant cases pending in Federal district courts challenging the constitutionality of prison health care.  Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care.  A fourth case, Armstrong v. Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.  In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system.  The Plata  Receiver and the Special Master appointed by the Coleman  court, joined by the court representatives appointed by the Perez  and Armstrong  courts, meet routinely to coordinate efforts in these cases.  To date, ongoing costs of remedial activities have been incorporated into the State's budget process.  However, at this time, it is unknown what financial impact this litigation would have on the State's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.  The Receiver filed a motion in the Plata  case, asking the court to hold the Governor and State Controller in contempt for failing to fund prison healthcare capital projects that the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects.  On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver.  The court indicated it would proceed later with the additional amounts requested by the Receiver.  The State appealed that order and the Ninth Circuit dismissed the State's appeal for lack of jurisdiction.  The Receiver has since abandoned the $8 billion plan and agreed to a smaller plan with the State.  On March 24, 2009, the district court denied the State's motion to terminate the Receiver, and the State has appealed that order.

In Plata  and Coleman  a three-judge panel was convened consider plaintiffs' motion for to issue a prisoner release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care.  After a trial, the panel issued an order requiring the State to prepare a plan for the release of approximately 40,000 prisoners over two years.  The State filed a prisoner-release plan with the three-judge panel and filed an appeal in the U.S. Supreme Court.  On June 14, 2010, the U.S. Supreme Court granted the State's request for review of the prisoner release order.  The matter was scheduled to be heard by the Court on November 30, 2010.

Actions Seeking Medi-Cal Reimbursements and Fees.  In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of Federal Medicaid law, the Federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State's receipt of Federal funds. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

Various other pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers.  In Independent Living Center of Southern California, et al. v. Shewry, et al., health care advocates, Medi-Cal providers and recipients challenge various reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled.  Plaintiffs seek injunctive relief to prevent implementation of these measures.  This matter has been removed to Federal court.  The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the  reduction.  The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services.  The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions and also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008.  The Ninth Circuit denied both petitions for rehearing filed by the State.  The State filed a petition for certiorari in the U.S. Supreme Court and the Court invited the Solicitor General to file a brief expressing its views on the petition. The district court amended the injunction to apply retroactively. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $70 million.

In California Medical Associate, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements,  State laws and regulations and the California Constitution.  The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request.  Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case.  A final decision adverse to the State in this matter would result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services' use of reduced published average wholesale price data to establish reimbursement rates.  The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the Department of Health Care Services' reimbursement rate methodology.  Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit, which stayed the appeal and the district court also stayed further proceedings in light of the pending petitions for certiorari in Independent   Living and Sierra Medical Services Alliance.  At this time it is unknown what fiscal impact this case would have on the General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the Federal Medicaid requirements, State law and the Federal and State Constitutions.  The trial court granted the petition of the plaintiffs and ordered the Department of Health Care Services to conduct an annual review of reimbursement rates for physicians and dentists pursuant to the Constitution. A final decision in this matter adverse to the State could result in costs to the General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. David Maxwell Jolly, et al., emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services.  Plaintiffs seek damages and injunctive relief.  The case is stayed pending the petitions for certiorari in Maxwell-Jolly v. Independent Living and California Pharmacists Association. At this time it is unknown what fiscal impact this case would have on the General Fund.

In California Association of Health Facilities v. David Maxwell Jolly, consolidated with Developmental Services Network, et al., v. David Maxwell Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge legislative action to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for Fiscal Year 2009-10, and each year thereafter, to not exceed the rates applicable in Fiscal Year 2008-09.  Plaintiffs seek declaratory and injunctive relief.  Plaintiffs allege that the rate freeze violates the State Constitution because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care.  Plaintiffs also allege that the rate freeze violates the notice and public process provisions of the Constitution.  At this time, it is unknown what fiscal impact these matters will have upon the General Fund.

In California Hospital Association v. Maxwell-Jolly, et al., plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating Federal law.  Plaintiff seeks to enjoin the implementation of the limits. At this time it is unknown what fiscal impact this matter may have on the General Fund.

Construction-Related Actions Against the Department of Transportation.  A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al., relates to an agreement between Caltrans and South Bay Expressway ("SBX") for the design, construction and operation of a private-public partnership project in San Diego County.  SBX contracted with Otay River Constructors ("ORC") for the design and construction of the project, consisting of the privately-funded toll road initially contemplated by the parties and the publicly and privately funded gap and connector project to connect the toll road to existing State highways.  ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against Caltrans for breach of contract and indemnification, seeking $295 million in damages.  In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation.  ORC has filed a motion to join this arbitration with the litigation.Both matters are currently stayed after SBX filed for bankruptcy.

APPENDIX D

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL BONDS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic Trends

U.S. Economy.  Real household spending grew over 4% in the fourth quarter of 2010, the first quarter of such growth since 2006, with real spending finally surpassing its fourth quarter 2007 pre-recession peak.  The national economy overall, as measured by real U.S. gross domestic product ("GDP"), grew 2.8% in the fourth quarter of 2010.  Real U.S. GDP currently is  projected to grow by 3.2% in 2011, following an increase of 2.9% for 2010.

The U.S. Bureau of Labor Statistics released its 2010 benchmark revision to the national employment data.  The revised data indicate that about 8.8 million jobs were lost during the last downturn, compared to the pre-revision estimate of 8.4 million.  In addition, the labor market now appears to have turned around in March 2010 rather than in January as originally estimated.  Since February of last year, the private sector has added 1.3 million jobs, an average of 114,000 per month, while total employment has increased by about 1 million, or an average of 93,000 per month.  The labor market is expected to add an average of about 200,000 jobs per month for the remainder of the year.  On an annual average basis, the New York State Division of the Budget ("DOB") projects an increase in total employment of 1.3% for 2011, following a decline of 0.7% for 2010.

Personal income is projected to rise 5.3% in 2011, following growth of 3% in 2010.  In addition, several indicators of confidence in the sustainability of the national economic recovery have strengthened since earlier in the year, including equity market activity, price growth and interest rates.  DOB projects inflation, as measured by growth in the Consumer Price Index, of 2% for 2011.  A 10-year Treasury yield of 3.8% is anticipated for the current year.

The economic outlook calls for the national recovery to continue its growth, in large part led by strong demand from both consumers and businesses. However, there are significant risks to this forecast.  With conflict continuing to spread across the Middle East, the risk of oil and gasoline prices remaining elevated is heightened.  Higher energy prices act effectively as a tax on household and business spending, and would likely result in lower spending in other areas.  This lower spending could diminish the pace of job growth relative to current projections, which could result in an even greater pullback in spending on the part of households.  Lower household spending and weaker job growth could both add to the strain already being faced by state and local governments.  In contrast, a quick resolution to the turmoil in the Middle East, accompanied by faster global growth than projected could result in stronger growth than is reflected in this forecast.

State Economy.  State wage growth for 2010 is estimated at 4.4% while wage growth for 2011 is projected to be 3.1%.  All of the risks to the U.S. forecast apply to the State forecast as well, although with New York the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for the State.  In addition, with Wall Street still adjusting their compensation practices in the wake of the passage of financial reform, the cash portion of bonus payments for the current and subsequent fiscal years could be lower than projected.  In turn, the economic activity generated by the spending of that income could also be lower.  An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

The City of New York.  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.  While a relatively infrequent practice, deficit financing has become more common in recent years.  Between 2004 and 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits.  There were four new or additional deficit financing authorizations during Fiscal Year 2009-2010.  In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for Fiscal Year 2010-11 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.  Such changes may adversely affect the financial condition of certain local governments.  For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources.  The expected loss of temporary Federal stimulus funding in 2011 will particularly impact counties and school districts in New York State.  The State's cashflow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities.  Similarly, some State policymakers have expressed interest in implementing a property tax cap for local governments.  Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts.  Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments.  Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.  Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Special Considerations.  In recent fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the State's financial plans.  Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control.  These include, but are not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the Federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (viii) ability of the State and its public authorities to market securities successfully in the public credit markets.

Health Insurance Company Conversions.  An additional risk is the cost of the State in permitting a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation, subject to a number of terms, conditions and approvals.  Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act ("HCRA") Account. For planning purposes, the Fiscal Year 2011-12 financial plan assumes that approximately $150 million in proceeds from a health care conversion in Fiscal Year 2011-12, and additional amounts in future years, would be deposited into HCRA.  If the conversion does not occur on the timetable or at the levels assumed in that financial plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements.  Another additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in Fiscal Year 2010-11 and beyond for the period covering Fiscal Year 2007-08 through Fiscal Year 2010-11.  The Fiscal Year 2011-12 financial plan includes a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts through Fiscal Year 2010-11.  The pattern is based on the terms agreed to by the State's largest unions for this period.   There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in that financial plan.  An additional risk is the cost of salary increases for judges which could occur in Fiscal Year 2012-13 and beyond as a result of the actions of a statutorily authorized judicial compensation commission.  The Fiscal Year 2011-12 financial plan does not include any costs for potential general wage increases after the current labor agreements expire, or salary increases for judges.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The economic downturn has had a severe impact on State finances.  Actual receipts have fallen consistently below projected levels, fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown.  Over the last two years, the State has been required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers.  To avoid using its rainy day reserves, which are relied on during a fiscal year to provide liquidity, the State has managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

Prior Fiscal Year Results.

Fiscal Year 2008-09 Results  General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for Fiscal Year 2008-09 , while spending for the year finished at $1.75 billion lower than expectations.  The result was $83 million less in cash reserves than expected in the Fiscal Year 2008-09 enacted budget.

The General Fund ended Fiscal Year 2008-09 with a balance of $1.9 billion, which included dedicated balances of $1.2 billion in rainy day reserves, $21 million in the contingency reserve fund to guard against litigation risks, $145 million in the Community Projects Fund and $577 million in general reserves, part of which DOB expects to use for payments initially planned for Fiscal Year 2008-09 that were delayed until Fiscal Year 2009-10.  The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for certain Medicaid expenditures.  General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in Fiscal Year 2008-09, an increase of $705 million from Fiscal Year 2007-08 results.  While tax receipts decreased by $93 million, miscellaneous receipts increased by $621 million and transfers increased by $178 million.  General Fund spending totaled $54.6 billion in Fiscal Year 2008-09, an increase of $1.2 billion from Fiscal Year 2007-08.

Fiscal Year 2009-10 Results (Unaudited).  General Fund receipts, including transfers from other funds were $1.2 billion below Fiscal Year 2008-09 results, while spending for the fiscal year ended $1.2 billion lower than Fiscal Year 2008-09 results.  Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million.

The General Fund ended Fiscal Year 2009-10 with a balance of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in general reserves.  General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for Fiscal Year 2009-10, while spending, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections.  However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances.  Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million).  Both the school aid payment and the tax refunds were scheduled to be paid in Fiscal Year 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for Fiscal Year 2009-10 to $2.3 billion.  The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State's financial operations.  In early April 2010, the State paid the $500 million in tax refunds that had been deferred from Fiscal Year 2009-10 to Fiscal Year 2010-11.  On June 1, 2010, the State paid the $2.1 billion in School Aid deferred from Fiscal Year 2009-10.  The November 2010 database update for School Aid reduced projected spending in by $215 million in Fiscal Year 2011-12, $298 million in Fiscal Year 2012-13, $433 million in Fiscal Year 2013-14; and by $444 million in Fiscal Year 2014-15.

The DOB estimated that the deficit reduction plan approved on December 2, 2009 would generate recurring savings in the range of $700 million to $875 million in Fiscal Year 2010-11 through Fiscal Year 2013-14.

Fiscal Year 2010-11 Enacted Budget Financial Plan

During the Fiscal Year 2010-11 budget process, the Governor introduced an Executive Budget Financial Plan to eliminate a budget gap for Fiscal Year 2010-11 estimated at $7.4 billion, and in February 2010, revised the estimated budget gap upward to $8.2 billion.  In March 2010, the estimated budget gap for Fiscal Year 2010-11 had increased to $9.2 billion (requiring additional gap-closing actions) due to further downward revisions to tax receipts, combined with an expected budget shortfall from Fiscal Year 2009-10 that would be carried into Fiscal Year 2010-11.  As the new fiscal year started on April 1, 2010, the State began enacting a series of interim appropriation bills to fund government operations on a short-term basis.  While the State Legislature enacted the annual debt service appropriation bill for Fiscal Year 2010-11 in March 2010, the Legislature did not complete action on all annual appropriation bills until late June 2010, and did not pass a revenue bill to complete the budget until August 3, 2010.

The Fiscal Year 2010-11 Financial Plan reduces spending from the current-services forecast by over $6.4 billion in Fiscal Year 2010-11, holds annual spending below the rate of inflation, mandates uniform reductions to remaining local assistance payments, with certain limited exceptions, to cover the estimated $280 million shortfall from the $1.1 billion in savings assumed in the gap-closing plan from enhanced Federal Medicaid Assistance Percentage ("FMAP"), and maintains the State's rainy day reserves at $1.2 billion.  The projections for annual spending growth in Fiscal Year 2010-11 are affected by both the management of payments at the end of Fiscal Year 2009-10 and by the uncertainties concerning the timing of Federal aid.  The latter consists of American Recovery and Reinvestment Act ("ARRA") stimulus money for a wide range of purposes that provides no gap-closing benefit, but by law must pass through the State's budget before it reaches its beneficiaries.  To avoid the distorting effect of these factors, the DOB has adjusted spending to (i) exclude the effect of the deferral of the $2.06 billion end-of-year school aid payment from Fiscal Year 2009-10 into Fiscal Year 2010-11 and (ii) include $2.0 billion in ARRA funding that was initially expected in Fiscal Year 2009-10, but is now expected to occur in future years.

DOB now estimates that the General Fund could have a budget gap of $315 million in Fiscal Year 2010-11.  Based on a review of updated information for receipts and disbursements, DOB expects to end Fiscal Year 2010-11 in balance on a cash basis in the General Fund, although risks remain. Tax receipts have continued to fall substantially below anticipated levels, but a combination of unplanned miscellaneous receipts and lower than anticipated disbursements across a range of programs and activities are expected to be sufficient to end Fiscal Year 2010-11 in balance.

Explanation of Fiscal Year 2010-11 Gap-Closing Plan  The gap-closing plan enacted as part of the Fiscal Year 2010-11 Financial Plan consists of two parts, the actions under the Fiscal Year 2010-11 Financial Plan and the recurring impact of the Deficit Reduction Plan ("DRP").  The Fiscal Year 2010-11 gap-closing actions are organized into three general categories: (i) spending control, or actions that reduce current-services spending in the General Fund on a recurring basis; (ii) revenue actions, or actions that increase revenues on a recurring basis; and (iii) non-recurring resources, or transactions that increase revenues or lower spending in Fiscal Year 2010-11, but that cannot be relied on in the future.

The Fiscal Year 2010-11 gap-closing plan focuses foremost on actions that reduce the growth in State spending on a recurring basis.  Actions to control spending account for nearly 70% of the gap-closing plan and will affect most activities funded by the State.  Fiscal Year 2010-11 spending has been reduced by roughly $4.8 billion from current services levels.  The Governor's vetoes further reduced General Fund spending in Fiscal Year 2010-11 by $533 million.  In addition, the FMAP contingency bill is expected to reduce local assistance spending by approximately $280 million.

The gap-closing plan includes $1.0 billion in new revenue, including $925 million from tax and fee increases.  These tax and fee increases include: (i) the temporary suspension of the State sales tax exemption on clothing and footwear priced at less than $110; (ii) a $1.60 per pack increase in the cigarette tax; (iii) a temporary cap on the aggregate tax credit claims for business-related tax credits at $2.0 million per taxpayer annually; and (iv) a decrease in the percentage of allowable remaining itemized deductions from 50% to 25% for taxpayers with New York adjusted gross income above $10 million.  In addition, audit, compliance, and enforcement activities are expected to increase the tax base by approximately $371 million annually.  Non-recurring resources, which comprise 7% of the gap-closing actions total $660 million.

To address the revised budget gap estimates, the Governor is expected to ask the Legislature to address the shortfall in a fashion similar in scope to that approved as part of the FMAP contingency plan authorized in the Fiscal Year 2010-11 Financial Plan.  Governor Paterson is expected to ask the Legislature to approve reductions beyond the level needed to eliminate the current-year budget gap, and to agree that any excess be used to fund priority initiatives, including legislation passed by the Legislature and vetoed by Governor Paterson for fiscal reasons in 2010.  Based on preliminary calculations, DOB estimates that spending for State programs would need to be reduced in the range of 1.5 to 2% over the remainder of the fiscal year to achieve a General Fund savings target of approximately $375 million.

Fiscal Year 2010-11 Receipts Forecast.  Consistent with the slow pace of the economic recovery, revenue growth in the State has been weak.  After plunging 12.3% in Fiscal Year 2009-10, total tax receipts growth is estimated to be 2.1% in Fiscal Year 2010-11 and 7.5% in Fiscal Year 2011-12. Unadjusted State funds tax receipts are estimated to increase 5.4% in Fiscal Year 2010-11 and are projected to increase 6.5% in Fiscal Year 2011-12.  In addition to below average growth, revenue collections have exhibited volatility.  The uncertainty surrounding the year-end sunset of the Federal tax cuts and the last minute extension created significant taxpayer confusion.  The impacts of potential changes in the timing and level of financial sector bonus payments and in the way employees in this sector are compensated as a result of recent financial reforms are unknown.  Extreme volatility in the volume of taxable capital gains, the large overhang of residential and commercial mortgage debt, the continuation of recent gains in consumer spending, and the expected recovery from the apparent decline in the value of property being insured have provided obstacles to accurate forecasting.  In addition, the lag between the realization of profits as well as the use of previous overpayments by taxpayers, make projecting business tax receipts very difficult.  Further, inconsistent personal income and business taxpayer behavior related to the timing and level of estimated and final payments has caused large swings in quarterly receipts.  As a result of these and other factors, the tax receipts forecasts were revised downward by $699 million for Fiscal Year 2010-11, $950 million for Fiscal Year 2011-12 and $587 million for Fiscal Year 2012-13.

A modest acceleration in State employment and average wage growth, as well as the stock market recovery, are expected to provide growth of 8.0% in personal income tax receipts in Fiscal Year 2011-12.  Projected corporate profits growth for the 2011 calendar year combined with the tax credit deferral legislation enacted in 2010 is expected to provide a second consecutive year of growth in business tax receipts in Fiscal Year 2011-12.  The return of consumers to the marketplace, partially offset by the return of a limited version of the tax exemption on clothing is projected to produce sales tax growth of 4.3% in Fiscal Year 2011-12.

All Funds receipts are projected to total $134.5 billion, an increase of $7.8 billion over Fiscal Year 2009-10 results.  All Funds tax receipts are estimated to increase by $3.1 billion, or 5.4%. The majority of the increase in tax receipts is attributable to growth in personal income tax, sales tax, estate tax and cigarette and tobacco tax collections.  General Fund receipts, including transfers from other funds, are estimated to total $54.1 billion in Fiscal Year 2010-11, an increase of over $1.5 billion (2.9%) compared to Fiscal Year 2009-10 results.  General Fund receipts through February 2011 were $1.8 billion (3.9%) higher than the same period in 2010, largely due to the increased collections in the personal income tax ($1.3 billion), user taxes and fees ($790 million) and other taxes ($510 million).  Business tax collections fell $71 million, largely the result of the timing of refunds.

Fiscal Year 2010-11 Disbursements Forecast.  For Fiscal Year 2010-11, All Funds spending for local assistance is estimated to total $95.6 billion, a 2.7% increase over Fiscal Year 2010-11 results.  Total spending is comprised of State aid to medical assistance providers and public health programs ($42.4 billion); State aid for education, including school districts, universities, and tuition assistance ($33.2 billion); temporary and disability assistance ($4.7 billion); mental hygiene programs ($4.0 billion); transportation ($5.1 billion); children and family services ($3.0 billion); and local government assistance ($791 million).  All Funds spending for State operations is projected to total $19.4 billion in Fiscal Year 2010-11, a 1.3% decrease from prior year spending, finances the costs of Executive agencies ($17.2 billion) and the Legislature and Judiciary ($2.1 billion).

All Funds spending on general State charges ("fringe benefits") is projected to increase by $535 million in Fiscal Year 2010-11, an increase of 12.5 % over Fiscal Year 2009-10 results.  Fringe benefits are projected to grow at an average annual rate of 10.1% from Fiscal Year 2010-11 through Fiscal Year 2013-14.  The growth is mainly due to anticipated cost increases in pensions and health insurance for active and retired State employees.  Pension costs are expected to increase by $313 million (27.1%) in Fiscal Year 2010-11.  This increase is net of $242 million in amortization savings scheduled for Fiscal Year 2010-11.

All Funds debt service is projected at $5.5 billion in Fiscal Year 2010-11, of which $1.6 billion is paid from the General Fund.  Debt service on State-supported debt is projected to increase by $510 million (10.3%) in Fiscal Year 2010-11, with approximately 35% of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until Fiscal Year 2010-11.  Overall spending from debt service funds, which includes certain non-personal service spending appropriated in the debt service budget is projected by the DOB to increase by nearly $600 million.

All Funds capital spending for Fiscal Year 2010-11 is projected at $8.4 billion, an increase of 18.4% over Fiscal Year 2009-10 spending.  Transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (52%) of this total. The balance of projected spending will support capital investments in the areas of education (14%), economic development (11%), parks and environment (8%), and mental hygiene and public protection (6%). The remainder of projected capital projects spending is spread across health and social welfare, general government and other areas (8%). Capital spending was below the Enacted Budget Financial Plan estimates primarily due to slower than anticipated spending on economic development projects ($69 million), Higher Education ($60 million), and Transportation ($25 million).

General Fund disbursements, including transfers to other funds, are estimated at $55 billion.  Estimated disbursements have been reduced across a range of programs and activities in local assistance, State agency operations, and debt service.  Recent operating estimates assume the General Fund will use approximately $37 million of the $73 million in unreserved fund balances to make all planned payments in the current year. General Fund disbursements through February 2011 were $226 million (0.5%), higher than in 2010.  Spending growth is affected by the delay of the end of year School Aid payment ($2.06 billion) from March 2010 to the statutory deadline of June 1, 2010.  Excluding the School Aid delay, spending through February 2011 totaled $40.8 billion, or $1.8 billion below Fiscal Year 2009-10 levels.

Fiscal Year 2011-12 Proposed Budget Financial Plan

In Fiscal Year 2011-12, the State faces a projected budget gap of $10 billion.  The budget gaps in future years are projected at $14.9 billion, $17.4 billion and $20.9 billion in Fiscal Years 2012-13, 2013-14 and 2014-15, respectively.  The budget gaps represent the difference between the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and the expected level of resources to pay for them.  These gaps reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the Federal government's increased support for Medicaid, education, and other costs through the Federal stimulus funding.

The Governor's Executive Budget for Fiscal Year 2011-12 (the "2011-12 Executive Budget"), if enacted as proposed, is expected to eliminate the General Fund budget gap of $10 billion in Fiscal Year 2011-12, and reduce the future projected budget gaps to $2.2 billion, $2.5 billion and $4.4 billion in Fiscal Years 2012-13, 2013-14 and 2014-15, respectively.  The 2011-12 Executive Budget proposes savings of approximately $2.85 billion each for School Aid and Medicaid, $1.4 billion for State agency operations and corresponding reductions in other funds, where appropriate, and $1.8 billion for a range of other programs and activities.  The 2011-12 Executive Budget does not recommend any tax increases.

The Governor has appointed advisory commissions charged with redesigning current operations and recommending specific savings from Medicaid, prison closures, and State agency operations.  On February 24, 2010, the Medicaid Redesign Team submitted its proposals to achieve $2.85 billion in savings in 2011-12, which is reflected in the 2011-12 Executive Budget.  Recommendations by the other commissions are due in the coming months.

The State's new fiscal year begins on April 1, 2011 and the 2011-12 Executive Budget, as amended, is awaiting action by the Legislature.  The General Fund gap-closing measures included as part of the 2011-12 Executive Budget assume the enactment of a budget by the start of Fiscal Year 2011-12.  There can be no assurance that the Legislature will adopt a budget for Fiscal Year 2011-12 by April 1, 2011, or that it will adopt all or any portion of the 2011-12 Executive Budget as proposed, or that the fiscal impact of the budget for Fiscal Year 2011-12, when enacted, will not differ materially and adversely from current estimates and projections.

Explanation of Fiscal Year 2011-12 Gap-Closing Plan  The gap-closing plan actions set forth in the 2011-12 Executive Budget are organized into three general categories: (i) spending control, or actions that reduce current-services spending in the General Fund on a recurring basis; (ii) revenue actions, or actions that increase revenues on a recurring basis; and (iii) non-recurring resources, or transactions that increase revenues or lower spending in Fiscal Year 2011-12, but that cannot be relied on in the future.

The Fiscal Year 2011-12 gap-closing plan focuses foremost on actions that reduce the growth in State spending on a recurring basis.  Actions to control spending account for 89% of the gap-closing plan and will affect most activities funded by the State.  Fiscal Year 2011-12 spending is estimated to be reduced by roughly $8.9 billion compared to the current-services forecast..  Reductions from the Fiscal Year 2011-12 current-services forecast for local assistance contribute $7.5 billion to the General Fund gap-closing plan.  In total, the proposed reductions to state agencies are expected to provide an estimated $1.4 billion in savings compared to the current-services forecast. If the State is unsuccessful in negotiating changes, DOB expects that significant layoffs would be necessary to achieve expected State agency savings.  Implementation of the savings in State agencies may be affected by, among other things, statutory or regulatory constraints, negotiations with State employee unions, and other factors. Accordingly, there can be no assurance that the actual savings will not differ materially and adversely from current projections.

The gap-closing plan proposes $340 million in revenue enhancements.  Proposed non-recurring actions total $805 million in Fiscal Year 2011-12, comprising approximately 8% of the gap-closing plan. The actions are expected to be derived from contributions by the State's public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses.  DOB estimates that the value of non-recurring resources in the 2011-12 Executive Budget is less than the annual growth in savings achieved by the recurring gap-closing actions, which are estimated to increase in value by approximately $3.5 billion from Fiscal Year 2010-11 to Fiscal Year 2011-12. As a result, non-recurring resources have no adverse impact on the gap for Fiscal Year 2012-13 because they are more than offset by the growth in recurring savings.

Cash Position

The General Fund is authorized to borrow resources temporarily from other available funds in the State's Short Term Investment Pool ("STIP") for a period not to exceed four months or to the end of the fiscal year, whichever occurs first.  The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller.  The General Fund used this authorization to meet payment obligations in May, June, September, November, and December 2010.  It is expected that the General Fund will rely on this borrowing authority at times during the remainder of the fiscal year.

To date, the State has taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant.  The State continues to reserve money to make the debt service payments scheduled for each upcoming quarter that are financed with General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax ("PIT") bonds, continues to be set aside as required by law and bond covenants.

With cash management actions, the General Fund ended June 2010 with a negative balance of $87 million.  However, the State ended the month of September with a positive General Fund balance of $2.4 billion.  The cash-flow projections for receipts and disbursements take into account statutory payment dates, historical receipts and disbursement patterns, and other information.  The DOB believes the projections are based on reasonable and prudent assumptions, and the State's current cash position is sufficient to meet current liquidity needs.  It is expected that the General Fund will end Fiscal Year 2010-11 with a cash balance of $1.36 billion.  The balance consists of $1.03 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $94 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $36 million in undesignated fund balance.

Risks to budget balance in the current fiscal year remain, including the potential that actual tax receipts may fall below the revised estimates, year-end transactions (such as the transfer of excess balances from other funds or payments from non-State entities) may occur at lower levels than currently projected and disbursements in certain programs, especially economically-sensitive programs such as Medicaid, may exceed budgeted amounts.  In addition, the State expected to price and close a general obligation bond sale by March 30, 2011.  A portion of the sale proceeds will be used to reimburse the General Fund for capital expenditures through the end of Fiscal Year 2010-11.

The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The available balances on hand in STIP have declined compared to recent years.  DOB will continue to closely monitor and manage the State's liquidity position during the fiscal year, which may include temporarily reducing planned payments, and will continue to reserve money in advance of the upcoming quarter of debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants.

General Fund Out-Year Projections

At the start of the year, DOB projected out-year budget gaps will total approximately $10 billion in Fiscal Year 2011-12, $14.9 billion in Fiscal Year 2012-13, $17.4 billion in Fiscal Year 2013-14, and 20.9 billion in Fiscal Year 2014-15.  Assuming the Legislature enacts the Governor's proposal in its entirety and without modification by the start of Fiscal Year 2011-12 on April 1, 2011, the DOB estimates that the Governor's budget proposal would eliminate the General Fund budget gap of $10 billion in Fiscal Year 2011-12 and reduce the budget gaps to $2.2 billion in Fiscal Year 2012-13, $2.5 billion in Fiscal Year 2013-14 and $4.4 billion in Fiscal Year 2014-15.  The net operating deficits in State Operating Funds are projected at $9.1 billion in Fiscal Year 2011-12, $1.7 billion in Fiscal Year 2012-13, $1.9 billion in Fiscal Year 2013-14 and $3.7 billion in Fiscal Year 2014-15.  The imbalances projected for the General Fund and State Operating Funds in future years are similar because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid for by the General Fund.

The estimated gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the Federal government's increased support for Medicaid, education, and other costs through the Federal stimulus funding.

Out-Year Receipts Projections.  Total All Funds receipts are expected to reach $132.7 billion, a decrease of $1.8 billion (1.4%) from Fiscal Year 2010-11 estimates.  All Funds tax receipts are projected to increase by $4.0 billion (6.5%).  All Funds Federal grants are expected to decrease by $5.7 billion (11.4%).  Total General Fund receipts are projected to be $57.0  billion, an increase of $2.9 billion (5.3%) from Fiscal Year 2010-11 estimates.  General Fund tax receipts are projected to increase by 7.1% from Fiscal Year 2010-11 estimates, and General Fund miscellaneous receipts are projected to grow by 0.2%.

Total All Funds receipts in Fiscal Year 2012-13 are projected to be $ $130.5 billion, a decrease of $2.2 billion from Fiscal Year 2011-12 estimates. Total All Funds receipts in Fiscal Year 2013-14 are expected to increase by $5.2 billion over Fiscal Year 2012-13 projections.  Total All Funds receipts in Fiscal Year 2014-15 are expected to increase by $6.8 billion over Fiscal Year 2013-14 projections. All Funds tax receipts are expected to increase by 1.9% in Fiscal Year 2012-13, 5.1% in Fiscal Year 2013-14 and 3.0% in Fiscal Year 2014-15.  Total General Fund tax receipts are projected to be approximately $57.2 billion, $59.6 billion and $60.7 billion in Fiscal Years 2012-13, 2013-14 and 2014-15, respectively.  The growth pattern is consistent with an economic forecast for continued but slower economic growth.

Out-Year Disbursement Projections.  General Fund spending is projected to grow at an average annual rate of 4.6% from Fiscal Year 2011-12 through Fiscal Year 2014-15 (as adjusted).  The spending projections incorporate the target growth rates in the areas of Medicaid and School Aid, as well as an estimate of the effect of national health care reform on State health care costs.  State expenditures for Medicaid are estimated to range from approximately $20.9 billion in Fiscal Year 2011-12 to $23.7 billion in Fiscal Year 2014-15.  State expenditures for School Aid are estimated to range from approximately $19.4 billion in Fiscal Year 2011-12 to $21.9 billion in Fiscal Year 2014-15.  Spending growth reflects an expected return to a lower Federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary Federal aid for education. Spending growth is driven primarily by Medicaid, education, pension costs (including contributions to SUNY's optional retirement program), employee and retiree health benefits, social services programs and debt service.

State Indebtedness

General.  The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding.  The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey.  At the end of Fiscal Year 2009-10, total State-related debt outstanding was $55 billion.  Debt measures continue to remain stable with debt outstanding as a percentage of personal income at about 6.0%.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.  The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Governmental Funds receipts.  The limits apply to all State-supported debt issued after April 1, 2000.  The State projects that $33.6 billion of State-supported debt outstanding will be subject to the cap as of March 31, 2011, which is equal to approximately 3.55% of personal income.  Debt service subject to the cap will be approximately $3.1 billion, equal to 2.34% of All Governmental Funds receipts.

Based on current forecasts, debt outstanding and debt service costs over the period are expected to remain below the limits imposed by the Act.  However, the available room under the debt outstanding cap is expected to decline from $4.2 billion in Fiscal Year 2010-11 to approximately $850 million in Fiscal Year 2013-14.  The estimates do not include the potential impact of new capital spending that may be authorized in future budgets, or efforts to curtail existing bonded programs.  The debt reform projections are sensitive to changes in State personal income levels.  Measures to adjust capital spending and debt financing practices will continue to be needed for the State to stay in compliance with the statutory debt limit.

Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 20% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 20% of total State-supported outstanding debt.  As of March 31, 2010, State-supported debt in the amount of $50.3 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $10 billion each.  As of March 31, 2010, both amounts are less than the statutorily cap of 20%, and are projected to be below the caps for the entire forecast period through Fiscal Year 2012-13.

As of March 31, 2010, the State's authorized issuers had entered into a notional amount of $2.77 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 5.3% of total debt outstanding.

The State has significantly reduced its swap exposure from $5.9 billion as of March 31, 2008 to $2.7 billion as of March 31, 2010, a 54% reduction. Over this two-year period, the State has terminated $3.2 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

As of March 31, 2010, the State had about $1.3 billion of outstanding variable rate debt instruments, or 2.5% of total debt outstanding, that are subject to the net variable rate exposure cap.  That amount includes $1.2 billion of unhedged variable rate obligations and $82 million of synthetic variable rate obligations.  In addition to these variable rate obligations, as of March 31, 2010, the State had outstanding $2.4 billion of fixed-rate obligations that may convert to variable rate obligations in the future.  This amount included $1.75 billion in State-supported convertible rate bonds outstanding.

State-Supported Debt.  The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan.  Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs.  General obligation debt is currently authorized by the State for transportation, environment and housing purposes.  Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  As of March 31, 2010, the total amount of general obligation debt outstanding was $3.4 billion.

Lease-Purchase and Contractual-Obligation Financing Programs.  Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.  As of March 31, 2010, approximately $18 billion of PIT Bonds were outstanding.

Fiscal Year 2010-11 State Supported Borrowing Plan.  The State's Fiscal Year 2010-11 borrowing plan projects new issuance of $606 billion in general obligation bonds; $495 million in Dedicated Highway and Bridge Trust Fund Bonds issued to finance capital projects for transportation; $232 million in Mental Health Facilities Improvement Revenue Bonds issued to finance capital projects at mental health facilities; $78 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $3.9 billion in PIT Bonds to finance various capital programs.

Litigation

General.  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget.  The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims.  In Oneida Indian Nation of New York, et al. v. State of New York, the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of land that the tribe sold to the State in a series of transactions between 1795 and 1846, and ejectment of the State and surrounding counties from all publicly-held lands in the claim area.  This case was dormant while the plaintiffs pursuant an earlier action which ended in an unsuccessful effort at a settlement.  In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area.  On September 25, 2000, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment.  On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages.  The court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome.  While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki.  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.  These decisions prompted the court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings.  On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility.  By order dated May 21, 2007, the court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction.  The court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.  On August 9, 2010, the Circuit Court rendered a decision which affirmed the summary judgment order insofar as it dismissed the Oneida land claim and reversed it insofar as it would have allowed plaintiffs to pursue a fair compensation claim against the State. Oneida Indian Nation et al v. County of Oneida et al.  This decision mandates dismissal of the Oneida land claim. The U.S. and the Oneidas filed an application for en banc review before the Second Circuit on October 21, 2010, which was denied on December 16, 2010. The plaintiffs originally had until March 16, 2011 to apply for a writ of certiorari before the Supreme Court, but applied for a 30-day extension to that deadline.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in United States District Court.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest.  On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims.  On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution.  On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in Cayuga.  On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision was rendered with respect to the appeal in the Oneida  case. Once the Oneida  decision was rendered, supplemental briefs were field on February 7, 2011. Reply briefs were filed on March 9, 2011.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands within the State are the property of the Onondaga Nation and the Haudenosaunee, and that conveyances of that land pursuant to treaties during the period from 1788-1822 are null and void.  On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on the issue of laches.  On September 22, 2010, the Court granted this motion. It is now on appeal before the Second Circuit.

Cayuga Indian Nation of New York, et al. v. Pataki, et al., involved approximately 64,000 acres in Seneca and Cayuga Counties that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act of 1790 because the transactions were not held under Federal supervision, and were not formally ratified by the U.S. Senate and proclaimed by the President.  In 2001, the court denied ejectment as a remedy and rendered a judgment against the State for in the net amount of $250 million.  The State appealed the judgment.  The tribal plaintiffs (but not the U.S. Government) cross-appealed, seeking ejectment of all of the present day occupants of the claimed land and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the action, based upon the intervening Sherrill decision.  The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in Sherrill  applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claims for money damages and ejectment.  The Court also held that the United States' complaint-in-intervention was barred by laches.  The Supreme Court denied certiorari in Cayuga on May 15, 2006.

This case was closed but recently became active when the Cayuga plaintiffs filed a motion to have the judgment vacated and the case stayed until after the Second Circuit decided the appeal in Oneida.  The motion is premised on the ruling in Oneida  that, in spite of the decision in Cayuga, the tribal plaintiffs may proceed to prove a non-possessory claim for unjust compensation against the State.  Further briefing on the plaintiffs' motion from relief from judgment had been suspended, pending the outcome of the Oneida  appeal.  That stay was recently lifted in light of the Oneida  decision, and further briefing regarding the pending  motion was filed on September 10, 2010. On January 6, 2011, the Court denied the motion.  Plaintiffs'  time to appeal expired on March 6, 2011.

Tobacco Master Settlement Agreement.  In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with major tobacco manufacturers.  The initial complaint alleged: (i) violations of the U.S. Constitution; (ii) the establishment of an "output cartel" in conflict with the Sherman Act; and (iii) selective nonenforcement of laws on Native American reservations in violation of the Equal Protection Clause of the U.S. Constitution.  The District Court granted defendants' motion to dismiss the complaint for failure to state a cause of action.  Plaintiffs appealed from this dismissal.  In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (i) affirmed the dismissal of the Commerce Clause claim; (ii) reversed the dismissal of the Sherman Act claim; and (iii) remanded the selective enforcement claim to the District Court for further proceedings.  Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds.  On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow.  Plaintiffs appealed the denial of the remainder of the motion.  In May 2005, the Second Circuit affirmed the denial of the preliminary injunction.  In December 2006, the summary judgment motions and cross-motions were fully submitted to the District Court.  By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions.  Following an evidentiary hearing, by order dated December 15, 2008 summarizing a preliminary decision, the District Court dismissed all of plaintiff's claims.  On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint.  Plaintiff appealed to the Second Circuit. On October 18, 2010, the Second Circuit affirmed the decision.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York.  The parties cross-moved for summary judgment and oral argument was held on April 27, 2010.  The parties are awaiting decision.

Arbitration Related to Tobacco Master Settlement Agreement.  Under the MSA, tobacco manufacturers who are party to the MSA ("PMs") pay 46 settling states, plus some territories and the District of Columbia, (collectively, the "Settling States"), an annual base payment to compensate for financial harm to the Settling States for smoking-related illness.  New York's allocable share of the total payment is approximately 12.8%, or approximately $800 million, annually.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA to deposit in escrow an amount roughly equal to the amount that the PMs pay per pack sold.  The PMs have brought a nationwide arbitration against the Settling States (minus Montana) asserting that those Settling States failed to diligently enforce their respective escrow statutes in 2003.  Any such claim for the years prior to 2003 were settled in 2003.  The PMs are making the same claim for years 2004-2006, but none of those years are yet in arbitration.  The full panel of arbitrators has been selected, and an administrative conference was held on July 20, 2010.  Subsequently, hearings took place in Chicago on October 5, 2010 and on December 6, 2010.  On January 28, 2011 a discovery conference was held in San Francisco.  The arbitration panel has ruled that the Settling States have the burden of proof in establishing diligent enforcement and also ruled against the Settling States, finding that the 2003 settlements do not preclude the PMs from basing their claim for a 2003 adjustment on 2002 sales by manufacturers who not are party to the MSA.  Further, they have denied the Settling States ' request to have the issue of "units sold" briefed and decided as a purely legal preliminary issue. The parties are now engaged in extensive discovery. The next hearing is scheduled to be held in Chicago on April 12, 2011.

Representative Payees.  In Weaver et ano. v. State of New York, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence.  The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants.  However, the class claims were dismissed on February 10, 2010 for failure to comply with legislation.  On March 18, 2010, claimants filed a notice of appeal. On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds.  By decision and order dated September 27, 2010, the court granted the State's motion for summary judgment and dismissed the individual claims.  The court held that the State statutes relied on by claimants do not apply to Social Security benefits and that executive directors of the Office of Mental Health facilities are acting properly in accordance with the Social Security Act and applicable Federal regulations.  Claimants served a notice of appeal on November 23, 2010.

Bottle Bill Litigation.  In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State's Bottle Bill enacted on April 7, 2009 as part of the Fiscal Year 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution.  By order entered May 29, 2009, the district court granted a preliminary injunction that (i) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (ii) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law's requirements.

The State defendants moved to modify the preliminary injunction.  On August 13, 2009 the court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties' submissions, the court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009.  The court's decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

On March 22, 2010, the Court endorsed stipulated final judgments making final the permanent injunction on the New York-exclusive UPC provisions and lifting the preliminary injunctions in the August 13, 2009 and October 23, 2009 orders.  On March 23, 2010, the Court endorsed plaintiffs' voluntary dismissal of all remaining claims, including their challenge to the Sugar Water Exemption.  An interlocutory appeal by a non-party to the Second Circuit challenging a September 14, 2009 clarification order that the August 13, 2009 order lifting the preliminary injunction as to all non-bottled water products was not intended to be retroactive remains pending.  Negotiations over plaintiffs' attorney fees have been completed.

Civil Service Litigation.  In Simpson v. New York State Department of Civil Service, plaintiffs have brought a class action claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class.  This case was settled on December 29, 2010, for $45 million in damages and fees, payable in four equal annual installments, starting on or about April 1, 2011 or upon passage of the State budget.  Class members must opt out by April 1, 2011 and a fairness hearing is scheduled for April 15, 2011.

Public Finance.  In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint asking the trial court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution.  In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations in violation of the Constitution, and also claim that certain enabling language in the State budget constitutes improper delegation of legislative power to the executive branch in violation.

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations.  The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy.  In a decision and order dated February 27, 2009 the trial granted the motion to dismiss the complaint, finding no Constitutional violation.  The court concluded that the challenged appropriations were valid expenditures for public purposes and not "gifts" prohibited under the Constitution.  The court also rejected the appellant's challenge to the reference in the budget to a memorandum of understanding, relying on that court's holding in Saxton v. Carey, that the degree of itemization required under the Constitution is to be determined by the Legislature, not the courts.

Plaintiffs appealed from the dismissal of their complaint.  On June 24, 2010, the appellate court reversed the trial court's order to the extent it dismissed the plaintiffs' cause of action under the State Constitution and affirmed the order to the extent it dismissed the plaintiffs' cause of action under the State Constitution, and remitted the case to the trial court for further proceedings.  The defendants moved for reargument or, in the alternative, leave to appeal the portion of the appellate court's order that reversed trial court's dismissal of the cause of action under the State Constitution.  The appellate court denied reargument but granted leave to appeal on the question of whether that court erred by reversing the dismissal of the plaintiffs' cause of action under the State Constitution.  The appeal is pending.

Metropolitan Transportation Authority.  In various cases, including Hampton Transportation Ventures, Inc. et al. v. Silver et al., plaintiffs challenge the constitutionality of a 2009 State law that imposed certain taxes and fees, including a regional payroll tax, the revenue from which is directed to the Metropolitan Transportation Authority.  Plaintiffs seek a judgment declaring that enactment of the law violated various provisions of the State Constitution.

School Aid.  In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution.  Since the commencement of the suit, the moneys at issue have been released.  Pursuant to a court-direct schedule, plaintiffs moved for summary judgment on March 5, 2010.  Defendants cross-moved for summary judgment on April 15, 2010.

In a second case involving the same parties, plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid from March 31, 2010 to June 1, 2010 also violated various State constitutional provisions.  Since the commencement of the suit, the moneys at issue were released.  Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010.

On January 14, 2011, the trial court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions.  On February 25, 2011, plaintiffs appealed.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action.  The State appealed this decision, which was upheld by the appellate court on January 13, 2011.  Defendants had until March 25, 2011 to seek leave to appeal.

Sales Tax.  In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their Federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members.  In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction.  On December 9, 2010, the Second Circuit denied defendants' motion to vacate the injunctions pending appeal.  The Second Circuit was scheduled to hear argument on March 15, 2011.

In Day Wholesale Inc., et al. v. State, et al., plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers.  On August 31, 2010, the trial court issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law.  The court also denied plaintiffs' motion for a preliminary injunction .  The plaintiffs appealed.  On September 14, 2010 the appellate court denied plaintiffs' motion for a preliminary injunction pending appeal.

On February 10, 2011, the Seneca Nation of Indians commenced Seneca  Nation of Indians v. State of New York, et al., challenging the promulgation of regulations to implement the statutory voucher system intend to enable the State to collect taxes on certain sales of cigarettes on Indian reservations.  Plaintiffs seek declaratory judgment that the regulations are void, a temporary and permanent injunction against enforcing both the regulations and the statutory provisions authorizing the voucher system.

Personal Injury Claims.  In Watson v. State, claimants seek damages arising out of a motor vehicle accident in which four members of a family were injured.  On February 2, 2010, the Court of Claims granted summary judgment on the issue of liability to claimants. Pursuant to negotiations among the parties, all claims were settled on February 8, 2011.  Certain proceedings still remain to be scheduled before the matter can be closed.

Eminent Domain.  In Gyrodine v. State of New York, claimant seeks compensation under the Eminent Domain Procedures Law . By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation.  On September 13, 2010, the State appealed from the decision.

Insurance Department Assessments.  In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate the Federal Constitution to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department.  On June 9, 2010, the State filed a motion for summary judgment.  By decision dated March 10, 2011, plaintiffs' motion for permission to conduct discovery prior to responding to the State's motion for summary judgment was granted.